EXHIBIT 10.2

                                 HARBOUR CENTRE
                                  OFFICE LEASE

                                TABLE OF CONTENTS


                                                                     PAGE

ARTICLE 1.01:    DEFINITIONS - GENERAL. . . . . . . . . . . . . . .    1
ARTICLE 1.02:    DEFINITIONS - LANDLORD AND TENANT. . . . . . . . .    4
ARTICLE 1.03:    CONSTRUCTION OF LEASE TERMS. . . . . . . . . . . .    4
ARTICLE 1.04:    CAPTIONS . . . . . . . . . . . . . . . . . . . . .    4
ARTICLE 1.05:    CALCULATION OF "TENANT'S FLOOR AREA" AND "NET
                 RENTABLE AREA" OF THE BUILDING . . . . . . . . . .    4
ARTICLE 1.06:    NET LEASE. . . . . . . . . . . . . . . . . . . . .    5

ARTICLE 2.01:    LEASED PREMISES. . . . . . . . . . . . . . . . . .    5

ARTICLE 3.01:    TERM OF LEASE. . . . . . . . . . . . . . . . . . .    5

ARTICLE 4.01:    RENT . . . . . . . . . . . . . . . . . . . . . . .    5
ARTICLE 4.02:    ADJUSTMENT OF RENT WHEN AREAS ARE MEASURED AND
                 CHANGED. . . . . . . . . . . . . . . . . . . . . .    5

ARTICLE 5.01:    COMMENCEMENT AND CONDUCT OF BUSINESS . . . . . . .    6

ARTICLE 6.01:    BUSINESS AND OTHER TAXES . . . . . . . . . . . . .    6

ARTICLE 7.01:    TAX ON TENANTS LEASEHOLD IMPROVEMENTS,
                 MACHINERY TAX. . . . . . . . . . . . . . . . . . .    6

ARTICLE 8.01:    TAX ON LEASED PREMISES . . . . . . . . . . . . . .    6

ARTICLE 9.01:    TAX ON LANDS NOT SEPARATELY ASSESSED . . . . . . .    7

ARTICLE 10.01:   PER DIEM ADJUSTMENT OF TAXES . . . . . . . . . . .    7

ARTICLE 11.01:   OPERATING COSTS. . . . . . . . . . . . . . . . . .    7

ARTICLE 12.01:   PAYMENT OF ESTIMATED ADDITIONAL RENTALS. . . . . .    7

ARTICLE 13.01:   ADDITIONAL ELECTRICITY CHARGES . . . . . . . . . .    8

ARTICLE 14.01:   REPLACEMENT OF BULBS, TUBES, BALLASTS AND LIGHT
                 FIXTURE PARTS. . . . . . . . . . . . . . . . . . .    8

ARTICLE 14.02:   COST OF METERS . . . . . . . . . . . . . . . . . .    8
ARTICLE 14.03:   TENANTS USE OF ELECTRICITY . . . . . . . . . . . .    8

ARTICLE 15.01:   COST OF REPAIRS PAYABLE BY TENANT. . . . . . . . .    8
ARTICLE 15.02:   REPAIR OF LEASED PREMISES BY TENANT. . . . . . . .    9
ARTICLE 15.03:   PEACEABLE SURRENDER. . . . . . . . . . . . . . . .    9
ARTICLE 15.04:   TIDY CONDITION OF LEASED PREMISES. . . . . . . . .    9

ARTICLE 16.01:   OCCUPATION OF LEASED PREMISES. . . . . . . . . . .    9
ARTICLE 16.02:   ASSIGNMENT, SUBLETTING, PARTING WITH POSSESSION. .    9
ARTICLE 16.03:   LANDLORD'S RIGHTS. . . . . . . . . . . . . . . . .    9
ARTICLE 16.04:   TRANSFER OF SHARES OF TENANT . . . . . . . . . . .   10
ARTICLE 16.05:   TENANT'S RECORDS OF SHAREHOLDINGS. . . . . . . . .   10

ARTICLE 17.01:   RULES AND REGULATIONS. . . . . . . . . . . . . . .   10
ARTICLE 17.02:   CHANGES TO RULES AND REGULATIONS . . . . . . . . .   10

ARTICLE 18.01:   USE OF LEASED PREMISES . . . . . . . . . . . . . .   11
ARTICLE 18.02:   INCREASE IN INSURANCE PREMIUMS . . . . . . . . . .   11

ARTICLE 19.01:   TENANT'S INSURANCE . . . . . . . . . . . . . . . .   11

ARTICLE 20.01:   CANCELLATION OF INSURANCE. . . . . . . . . . . . .   12

ARTICLE 21.01:   OBSERVANCE OF LAW. . . . . . . . . . . . . . . . .   12

ARTICLE 22.01:   WASTE AND NUISANCE . . . . . . . . . . . . . . . .   13

ARTICLE 23.01:   ENTRY BY LANDLORD. . . . . . . . . . . . . . . . .   13

ARTICLE 24.01:   INDEMNIFICATION OF LANDLORD. . . . . . . . . . . .   13

ARTICLE 25.01:   EXHIBITING PREMISES. . . . . . . . . . . . . . . .   13

ARTICLE 26.01:   ALTERATIONS BY TENANT. . . . . . . . . . . . . . .   13
ARTICLE 26.02:   ALTERATION OF BUILDING . . . . . . . . . . . . . .   14
ARTICLE 26.03:   ALTERATION OF PIPES, CONDUITS, ETC . . . . . . . .   14
ARTICLE 26.04:   ALTERATION OF LEASED PREMISES. . . . . . . . . . .   14

ARTICLE 27.01:   REPLACEMENT OF GLASS . . . . . . . . . . . . . . .   14

ARTICLE 28.01:   SIGNS AND ADVERTISING. . . . . . . . . . . . . . .   14

ARTICLE 29.01:   NAME OF BUILDING . . . . . . . . . . . . . . . . .   15

ARTICLE 30.01:   SUBORDINATION AND ATTORNMENT . . . . . . . . . . .   15

ARTICLE 31.01:   ACCEPTANCE OF PREMISES . . . . . . . . . . . . . .   15

ARTICLE 32.01:   CERTIFICATES . . . . . . . . . . . . . . . . . . .   15

ARTICLE 33.01:   QUIET ENJOYMENT. . . . . . . . . . . . . . . . . .   15

ARTICLE 34.01:   LANDLORD'S ADDITIONAL COVENANTS. . . . . . . . . .   15

ARTICLE 35.01:   TAXES AND RATES PAYABLE BY LANDLORD. . . . . . . .   15

ARTICLE 36.01:   CLIMATE CONTROL BY LANDLORD. . . . . . . . . . . .   16
ARTICLE 36.02:   ENERGY CONSERVATION BY TENANT. . . . . . . . . . .   16

ARTICLE 37.01:   ELEVATOR SERVICE . . . . . . . . . . . . . . . . .  .16

ARTICLE 38.01:   ELEVATOR SERVICE INTERRUPTIONS . . . . . . . . . .   16

ARTICLE 39.01:   JANITORIAL SERVICES. . . . . . . . . . . . . . . .   17

ARTICLE 40.01:   WATER AND ELECTRICITY. . . . . . . . . . . . . . .   17

ARTICLE 41.01:   REPAIR AND MAINTENANCE . . . . . . . . . . . . . .   17

ARTICLE 42.01:   TRADE FIXTURES . . . . . . . . . . . . . . . . . .   17
ARTICLE 42.02:   REMOVAL OF TRADE FIXTURES. . . . . . . . . . . . .   18

ARTICLE 43.01:   FIXTURES . . . . . . . . . . . . . . . . . . . . .   18

ARTICLE 44.01:   TIME FOR REPAIR BY LANDLORD. . . . . . . . . . . .   18

ARTICLE 45.01:   LANDLORD'S INSURANCE . . . . . . . . . . . . . . .   18

ARTICLE 46.01:   DAMAGE -ABATEMENT OF RENT. . . . . . . . . . . . .   19
ARTICLE 46.02:   DAMAGE TO LEASED PREMISES - TERMINATION. . . . . .   19
ARTICLE 46.03:   DAMAGE TO BUILDING - TERMINATION . . . . . . . . .   19

ARTICLE 47.01:   LOSS AND DAMAGE. . . . . . . . . . . . . . . . . .   19

ARTICLE 48.01:   DELAYS . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE 49.01:   DEFAULT. . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE 50.01:   COSTS. . . . . . . . . . . . . . . . . . . . . . .   21

ARTICLE 51.01:   DISTRESS . . . . . . . . . . . . . . . . . . . . .   21

ARTICLE 52.01:   RIGHT OF ENTRY . . . . . . . . . . . . . . . . . .   21

ARTICLE 53.01:   RIGHT OF TERMINATION . . . . . . . . . . . . . . .   21

ARTICLE 54.01:   PAYMENT OF RENT AND PERFORMANCE OF COVENANTS . . .   21

ARTICLE 55.01:   ADDITIONAL RIGHTS AND REMEDIES OF LANDLORD
                 ON DEFAULT . . . . . . . . . . . . . . . . . . . .   21

ARTICLE 56.01:   NON-WAIVER . . . . . . . . . . . . . . . . . . . .   22

ARTICLE 57.01:   OVERHOLDING BY TENANT. . . . . . . . . . . . . . .   22

ARTICLE 58.01:   DIRECTORY BOARD. . . . . . . . . . . . . . . . . .   22

ARTICLE 59.01:   ACCRUAL OF RENT. . . . . . . . . . . . . . . . . .   22

ARTICLE 60.01:   SALE BY LANDLORD . . . . . . . . . . . . . . . . .   22

ARTICLE 61.01:   NOTICE . . . . . . . . . . . . . . . . . . . . . .   22
ARTICLE 61.02:   NOTICE BY DELIVERY . . . . . . . . . . . . . . . .  .23

ARTICLE 62.01:   LAWS OF PROVINCE APPLY . . . . . . . . . . . . . .   23

ARTICLE 63.01:   PAYMENT IN CANADIAN FUNDS. . . . . . . . . . . . .   23

ARTICLE 64.01:   LEASE ENTIRE AGREEMENT . . . . . . . . . . . . . .   23

ARTICLE 65.01:   BINDING EFFECT . . . . . . . . . . . . . . . . . .   23

ARTICLE 66.01:   TIME OF THE ESSENCE. . . . . . . . . . . . . . . .  .23

ARTICLE 67.01:   REGISTRATION . . . . . . . . . . . . . . . . . . .   24

ARTICLE 68.01:   TERMINATION UPON REGISTRATION. . . . . . . . . . .   24

ARTICLE 69.01:   OPTION TO RENEW. . . . . . . . . . . . . . . . . .   24

SCHEDULES
---------

SCHEDULE 1 - PLAN OF LEASED PREMISES
SCHEDULE 2 - SUMMARY OF TERMS OF. LEASE
SCHEDULE 3 - RULES AND REGULATIONS
SCHEDULE 4 - OPTIONS TO RENEW
SCHEDULE 5 - DEMISING
SCHEDULE 6 - LEASEHOLD IMPROVEMENTS
SCHEDULE 7 - LANDLORD'S WORK
SCHEDULE 8 - ADDITIONAL ELECTRICAL CHARGES
SCHEDULE 9 - EARLY TERMINATION
SCHEDULE 10 - EXISTING LEASE ON SUITE 2040
SCHEDULE 11 - RIGHT OF FIRST REFUSAL
SCHEDULE 12 - OFFER TO LEASE (dated April 20, 1999)

                                      LEASE
                                      -----

     THIS  INDENTURE  is  made  the  11th  day  of  August,  1999.



BETWEEN:

     HARBOUR CENTRE COMPLEX LIMITED, as attorney-
     -------------------------------
     in-fact for Lord Realty Holdings Limited and
     Privest Properties Ltd., P.O. Box 12050,
     555 West Hastings Street, Vancouver, British
     Columbia;

     (the "Landlord")

OF THE FIRST PART

AND:

     NETNATION COMMUNICATIONS (CANADA) INC,
     --------------------------------------
     P.O. Box 12129
     --------------------------------------
     555 West Hastings Street
     --------------------------------------
     Vancouver, B.C.
     --------------------------------------
     V6B 4N6
     --------------------------------------

     (the "Tenant")

OF THE SECOND PART

DEFINITIONS
-----------

1.01 The Parties hereto agree that when used in this Lease or in any Schedule attached to this Lease, the following words or expressions have the meanings hereinafter set forth:

(a) "herein", "hereof', "hereby", "hereunder", "hereto", "hereinafter" and similar expressions refer to this Lease and not to any particular section, paragraph or other portion hereof, unless there is something in the subject matter or context inconsistent therewith.

(b) "Building" means that part of Harbour Centre presently known as the Harbour Centre Office Tower and consisting of 21 office floors and 2 mechanical floors located between the 5th (elevation 217.16 feet) and the ceiling of the 28th floor (elevation 493.16 feet) together with the office tower entrances and lobby at Hastings Street level (elevation (154.25 feet) and the elevators and elevator shafts from the Hastings Street level to the ceiling of the 28th floor.

(c) "Business Day" means any of the days from Monday to Friday inclusive of each week unless such day is a holiday.

(d) "Capital Tax" means the tax or excise imposed upon the Landlord which is measured by or based in whole or in part upon the capital employed by the Landlord at and after the date of the substantial completion of construction of the Building, imputed as if the amount of such tax or excise were that amount due if the Building were the only real property of the Landlord and includes the amount of any capital or place of business tax levied by the Provincial Government or other applicable taxing authority against the Landlord with respect to the Building, which at the present is calculated as one fifth (1/5) of one percent (1%) of the Landlord's "taxable paid-up capital" as defined in the applicable legislation.

(e)  "Commencement  Date"  means  the  date  set out in Section 1 of Schedule 2.

(f) "Common Areas and Facilities" means (a) those areas, facilities, utilities, improvements, equipment and installations in the Building which, from time to time, are not designated or intended by the Landlord to be leased to tenants of the Building, and (b) those areas, facilities, utilities, improvements, equipment and installations which serve or are for the benefit of the Building, whether or not located within, adjacent to, or near the Building and which are designated or intended by the Landlord from time to time as part of the Common Areas and Facilities of the Building. Common Areas and Facilities includes, without limitation, all areas, facilities, utilities, improvements, equipment and installations which are provided or designated (and which may be changed from time to time) by the Landlord for the use or benefit of the tenants, their employees, customers and other invitees in common with others entitled to the use or benefit thereof in the manner and for the purposes permitted by this Lease.

(g) "Harbour Centre" means the Lands and includes the Building and any other buildings or improvements thereon and therein.

(h) "Landlord's Architect" means such firm of professional architects or engineers as the Landlord may from time to time engage and includes any consultant or consultants from time to time appointed by the Landlord or the Landlord's Architect.

(i) "Lands" means those lands located in the City of Vancouver and described as Block 13, District Lot 541, Plan 15728.

(j) "Leased Premises" means that part of the Building as outlined in red on the plan attached hereto as Schedule 1, but excluding the exterior face of the Building.

(k) "Net Rentable Area of the Building" means 249,755 square feet provided that if from time to time there is a significant change in the rentable space in the Building as a result of an addition thereto, partial destruction thereof, or other cause, "Net Rentable Area of the Building" shall thereafter mean the number of square feet of net rentable area of the Building determined in accordance with Section 1.05 hereof.

(l) "Normal Business Hours" means the hours from 7:30 a.m. to 6:00 p.m. on Business Days and the hours from 7:30 a.m. to 1:00 p.m. on Saturdays except when Saturday is a holiday.

(m) "Operating Costs" means the total amounts paid or payable whether by the Landlord or others on behalf of the Landlord for climate control and maintaining, operating and repairing the Building, including without limiting the generality of the foregoing, Capital Tax, the aggregate of the amount paid for all fuel used in heating and the purchase of steam for heating or other purposes, the amount paid or payable for all electricity furnished by the Landlord to the Building, the amount paid or payable on account of relamping and reballasting pursuant to Section 14.01 hereof; the amount paid or payable for all hot and cold water other than that chargeable to tenants by reason of their extraordinary consumption of water; the amount paid or payable for all labour and/or wages including benefits, and other payments made to or for the benefit of janitors, caretakers, and other employees of the Landlord (including wages and benefits of the building manager) involved in the maintenance of the Building, managerial and administrative expenses related to the Building; the total charges of any independent contractors employed in the repair, care, maintenance, and cleaning of the Building, the amount paid or payable for all supplies (including all supplies and necessities which are occasioned by everyday wear and tear); the costs of window cleaning, maintenance of the Directing Board of the Building, telephone and utility costs; the cost of accounting services necessary to compute the rents and charges payable by the tenants of the Building; the cost of operating, repairing and maintaining the Building elevators; the cost of porters, guards and other protection services; payments for general maintenance and repairs to the plant and equipment supplying climate control; and the amount paid for premiums for all insurance including that provided for in
     Section 45.01 hereof. There shall be included in Operating Costs that portion, which the Landlord acting reasonably considers to be applicable to the Building, of any and all costs and expenses of the same nature as the foregoing costs and expenses but which are incurred either:

     (i) with respect to the Building in common with other parts of Harbour Centre; or

     (ii) with respect to parts of Harbour Centre used by tenants of the Building and their employees and those doing business with them in common with the tenants of other elements of Harbour Centre and their employees and those doing business with them,

          Operating  Costs  shall  not  include  depreciation  except:

    (iii) depreciation of costs incurred for repairing and replacing fixtures, equipment and facilities serving or comprising the Building (including the heating, ventilating, air conditioning and climate control systems serving the Building) which by their nature require periodic repair or replacement and which are not charged fully in the year in which they are incurred, at rates determined from time to time by the Landlord in accordance with sound accounting principles;

     (iv) cost of improvements properly charged to the Landlord's capital account which substantially reduce Operating Costs and herein defined amortized over their useful life as determined by the Landlord in accordance with sound accounting principles; and

     (v) interest calculated at two (2) percentage points per annum above the annualized average daily prime bank commercial lending rate charged during the period for which Operating Costs are being calculated by any Canadian chartered bank designated from time to time by the Landlord upon the undepreciated or unamortized portion of the cost referred to in the preceding subsections (m)(iii) and (iv).

     Except as provided in subsection (m)(v) above, Operating Costs shall not include interest on debts, capital retirement of debt, or other costs property chargeable to capital account, or costs directly chargeable by the Landlord to any tenant or tenants of the Building pursuant to sections of this Lease other than Section 11.01 hereof and the corresponding provisions of their respective leases, or costs for which the Landlord is reimbursed by the proceeds of insurance claims to the extent of such reimbursement. If at any time during any fiscal period the Building shall be less than ninety-five percent (95%) occupied by tenants, the Landlord shall have the right to adjust any cost incurred in the Building that is related to tenant occupancy so that the Landlord will fully recover its expenditure and Operating Cost for such fiscal period shall be deemed to be the amount of Operating Cost which would have been Incurred if the Building had been ninety-five percent (95%) occupied by tenants during the whole of the fiscal period.

(n) "Proportionate Share" means the fraction that has as its numerator the Tenant's Floor Area and which has as its denominator the Net Rentable Area of the Building.

(o) "Rent" includes amounts referred to as rent, rental, additional rent or additional rental.

(p) "Taxes" means all real property taxes, rates, duties and assessments (including local improvement taxes), impost charges or levies, whether general or special, that are levied, rated, charged or assessed against Harbour Centre or any part or parts thereof from time to time by any lawful taxing authority (whether federal, provincial, municipal, school or otherwise), and any taxes or other amounts which are imposed in lieu of, or in addition to, any such real property taxes (whether of the foregoing character or not and whether in existence at the Commencement Date or not), and any such real property taxes and any amounts in lieu thereof levied or assessed against the Landlord or the owner of Harbour Centre with respect thereto or its interest therein but excludes such taxes as Capital Tax, capital gains taxes, corporate, income, profits or excess profits taxes.

(q) "Tenant's Floor Area" means, subject to Section 4.02, the number of square feet set out in Section 2 of Schedule 2, calculated in accordance with
     Section  1.05.

(r)  "Term"  means  the  period  set  out  in  Section  3  of  Schedule  2.

(s) "Fair Market Rent" means that rent that would be paid for leases of similar duration for office space similar to the Leased Premises in office buildings of similar age, class, size, amenities and leasehold improvements as between persons dealing in good faith and at arm's length but excluding consideration of any signing bonus, leasehold improvement allowance, rent free period or other inducement payment.

     When applicable, the Landlord and Tenant shall make bona fide efforts to agree as to the fair Market Rent payable. If, however, the parties have not agreed as to the amount of rent by the sixtieth (60th) day prior to the commencement of the term in question, then such rent shall be determined either:

     (i) by an arbitrator mutually agreed upon by the parties who shall be a person currently active in the Province of British Columbia as an Accredited Real Estate appraiser having not less than five years experience as an appraiser; or

     (ii) if the parties are unable to agree as to an arbitrator pursuant to the clause (i) of this paragraph, then such Fair Market Rent shall be determined by a single arbitrator in accordance with the provisions of the Commercial Arbitration Act S.B.C. 1986, c. 3 and amendments thereto or legislation in substitution therefore.

DEFINITIONS  -  LANDLORD  AND  TENANT
-------------------------------------

1.02 Unless the context otherwise requires, the word "Landlord" wherever it is used herein shall be construed to include and shall mean the Landlord, its successors and/or assigns, and the word "Tenant" shall be construed to include and shall mean the Tenant, and the executors, administrators, successors and/or assigns of the Tenant and when there are two or more tenants, or two or more persons bound by the Tenant's covenants herein contained, their obligations hereunder shall be joint and several; the word "Tenant" and the personal pronoun "it" relating thereto and used therewith shall be read and construed as "Tenants", and "his", "her", "its", or "their" respectively, as the number and gender of the party or parties referred to each require and the number of the verb agreeing therewith shall be construed so as to agree with the said word or pronoun so substituted.

CONSTRUCTION  OF  LEASE  TERMS
------------------------------

1.03 All provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision hereof. If any provision or provisions of this Lease are illegal or not enforceable, it or they shall be considered separate and severable from this Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

CAPTIONS
--------

1.04 The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

CALCULATION OF "TENANT'S FLOOR AREA" AND
"NET  RENTABLE  AREA  OF  THE  BUILDING"
----------------------------------------

1.05 "Tenant's Floor Area" and "Net Rentable Area of the Building" shall be calculated from time to time as follows:

(a)     Single  Tenancy  Floor  The  net  rentable  area, whether above or below
        ----------------------
grade, shall be calculated (from dimensioned Architect's drawings) to the inside face of the glass on outer Building walls. It shall include all space within outer Building walls except for stairs, elevator shafts, and flues and stacks for washrooms. No deduction shall be made for washrooms, janitor closets, or electrical or telephone cupboards within and servicing that floor or for any other rooms, corridors or areas available to the tenant on that floor for its use, furnishings or personnel, or for any columns or projections located wholly or partially within the space, or for any enclosures, ducts, flues, piping or rooms used for the purpose of cooling. heating or ventilating.

(b)     Multiple  Tenancy  Floor   The net rentable area, whether above or below
        ------------------------
grade, shall be the sum of all rentable spaces on that floor with the rentable space of each office on such floor being calculated (from dimensioned Architect's drawings) to the inside face of the glass as described above for a single tenancy floor, to the face of permanent interior walls, to the centre-line of partitions forming public corridors, and to the centre-line of partitions separating adjoining rentable spaces. No deductions shall be made for any columns or projections located wholly or partially within the rentable space, or for any enclosures around the periphery of the Building used for the purpose of cooling, heating or ventilating.

The common area of an office floor, which includes all elevator lobbies, corridors, washrooms, janitor closets and electrical and telephone cupboards contained on that floor, any enclosures, ducts, flues, piping or rooms used for the purpose of heating or cooling or ventilating and not included above shall be computed by deducting the net rentable space based on multiple tenancy from the net rentable space based on single tenancy, and shall be allocated pro rata to the net rentable space of Tenant's premises on that floor to determine Tenant's Floor Area.

NET  LEASE
----------

1.06 The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises except as expressly herein set out.

LEASED  PREMISES
----------------

2.01 In consideration of the Rent, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be respectively paid, observed and performed, the Landlord hereby demises and leases to the Tenant the Leased Premises, together (subject to Section 17.01 hereof) with the right of the Tenant, the Tenant's employees, agents, suppliers and persons having business with the Tenant in common with the Landlord, its other tenants, subtenants and ail others entitled thereto to the use of the following:

     (a)  the  entrance  foyer  and  lobby  of  the  Building;

     (b) the corridors and lavatories on the floor(s) of the Building on which the Leased Premises are situate;

     (c) public entrance doors, halls, stairways, passages, elevators, in the Building; and

     (d) the shipping and receiving areas in Harbour Centre designated from time to time by the Landlord.

TERM  OF  LEASE
---------------

3.01 TO HAVE AND TO HOLD the Leased Premises unto the Tenant for and during the Term subject to the payment of Rent and the fulfillment by the Tenant of the covenants and conditions hereinafter set forth.

RENT
----

4.01 The Tenant shall pay without deduction, set-off or abatement to the Landlord or to such other party as the Landlord may designate, yearly and every year during the Term, a rent of the amount set out in Section 4 of Schedule 2 in lawful money of Canada payable in equal consecutive monthly installments of the amount set out in Section 5 of Schedule 2 in advance on the first day of each month during the Term, the first of such payments to be made on the Commencement Date. If the Term commences on any day other than the first or expires on any day other than the last day of a month, rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis. If the Tenant shall commence to do business from the Leased Premises prior to the Commencement Date the Tenant shall pay during such period a pro rata rental calculated on a per diem basis. The Tenant, if requested by the Landlord, shall deliver to the Landlord at the beginning of each year of the Term, a series of monthly postdated cheques for such year for the amount of Rent payable hereunder,

ADJUSTMENT  OF  RENT  WHEN  AREAS  ARE  MEASURED  AND  CHANGED
--------------------------------------------------------------

4.02 PROVIDED, that if the Tenant's Floor Area was estimated by or on behalf of the Landlord for the purposes of this Lease because the rentable area thereof could not be accurately calculated prior to the execution of the Lease, or if the rentable area of the Leased Premises changes at any time during the Term, then, when the rentable area of the Leased Premises can be accurately calculated and if the estimate previously made was not correct or has changed, the Tenant's Floor Area shall then be calculated as set forth in Section 1.05 and the appropriate adjustments made with respect to Rent payable under this Lease.

COMMENCEMENT  AND  CONDUCT  OF  BUSINESS
----------------------------------------

5.01 The Tenant shall commence its business in the Leased Premises on the Commencement Date and thereafter shall operate its business in the whole of the Leased Premises in a reputable manner and in compliance with the provisions of this Lease and the requirements of all applicable governmental laws and regulations during all Business Days during the Term hereof, provided that nothing in this Section shall require the Tenant to carry on business during any period prohibited by any law or by-law regulating or limiting the hours during which such business may be carried on.

BUSINESS  AND  OTHER  TAXES
---------------------------

6.01 The Tenant shall pay all taxes levied, rates, imposed, charged or assessed against and in respect of the Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furniture and facilities of the Tenant or the business or income of the Tenant on and from the Leased Premises if, as and when the same become due, and will indemnify and keep indemnified the Landlord from and against all payment of all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, and also if the Tenant or any person occupying the Leased Premises or any part thereof shall elect to have the Leased Premises thereof assessed for Separate School taxes, the Tenant shall pay to the Landlord as soon as the amount of the Separate School taxes is ascertainable, any amount by which the Separate School taxes exceed the amount which would have been payable for school taxes had such election not been made as aforesaid.

     The Tenant further covenants and agrees that upon written request of the Landlord the Tenant will promptly deliver to it for inspection receipts for payment of all taxes, payable .by the Tenant under this Section 6.01 which were due and payable up to one (1) month prior to such request, and in any event will furnish the Landlord if requested by the Landlord, evidence of such payments satisfactory to the Landlord before the 21st day of January in each year covering payments for the preceding year.

TAX  ON  TENANT'S  LEASEHOLD  IMPROVEMENTS  MACHINERY  TAX
----------------------------------------------------------

7.01 The Tenant shall pay to the Landlord as additional rental in accordance with Section 12.01 hereof, in respect of each applicable tax year, an amount equal to that portion of the Tax for such tax year as reasonably determined by the Landlord, which may reasonably be regarded as being attributable to the fixtures, improvements, installations, alterations, additions, equipment and machinery from time to time made, erected or installed in the Leased Premises by or on behalf of the Tenant or by or on behalf of any previous occupant of the Leased Premises.

TAX  ON  LEASED  PREMISES
-------------------------

8.01 The Tenant shall (i) pay as additional rental to the Landlord or to the taxing authorities if the Landlord so directs, and discharge in each year during the Term and within the times provided for by the taxing authorities, all Taxes that are levied, rated, charged or assessed from time to time against or with respect to the Leased Premises or any part thereof, on the basis of a separate real property tax bill and separate real property assessment notice rendered by any lawful taxing authority; (ii) provide the Landlord within ten (10) days after demand, with a copy of any separate tax bills and assessment notices for the Leased Premises or any part thereof; (iii) promptly deliver to the Landlord receipts evidencing the payment of all such Taxes payable to any such taxing authorities as aforesaid and furnish such other information in connection, therewith as the Landlord reasonably requires: and (iv) pay as additional rent its Proportionate Share of all Taxes levied, rated, charged or assessed against the Common Areas and Facilities on the basis of a separate tax bill for the Common Areas and Facilities, and as the Landlord shall reasonably allocate to the tenants of the Building; and (v) pay to the federal, provincial or municipal authority imposing the same all service, business transfer, transaction value, ad valorem or other taxes by whatever name called, if any, assessed upon and as a direct result of the payment of rent hereunder as often as such taxes become due and whether or not such taxes are applicable on the date of the execution of this lease or become applicable thereafter. In the event that such taxes are by statute, by-law or regulation, imposed upon or payable by the Landlord as recipient of the rent, the Tenant shall reimburse the Landlord for the full amount of such taxes within thirty (30) days of such taxes becoming due.

TAX  ON  LANDS  NOT  SEPARATELY  ASSESSED
-----------------------------------------

9.01 If, with respect to any Taxes, there are not separate real property tax bills and separate real property assessment notices for the Leased Premises and the Common Areas and Facilities the Tenant shall pay within ten (10) days after demand therefore by the Landlord, as additional rental, a share (the "Tenant's Share"), as reasonably allocated to the Leased Premises by the Landlord of all such Taxes which are levied, rated, charged or assessed by any lawful authority against, or in relation to Harbour Centre. The Tenant's Share of such Taxes shall be determined as follows:

     The Landlord shall reasonably allocate any Taxes for which separate real property tax bills and separate real property assessment notices are not issued, firstly as between the Building and the other improvements comprising Harbour Centre; and secondly as between each of the individual leasable premises within the Building; in each case on such basis as the Landlord in its sole opinion determines equitable, having regard, among other things, to the various uses of the premises within Harbour Centre and the Building intended for leasing, the cost of original construction and the location of each of the individual leasable premises within the Building.

The Tenant shall pay such portion of the Taxes allocated to the Leased Premises as aforesaid. The foregoing payment constitutes the Tenant's Share of Taxes and shall be made in accordance with Section 12.01.

PER  DIEM  ADJUSTMENT  OF  TAXES
--------------------------------

10.01 If the Term of this Lease does not commence or end at the beginning or end of a calendar year, respectively, the Taxes that the Tenant is required to pay pursuant to Sections 8.01 and 9.01 hereof shall be subject to a per diem adjustment based upon a period of 365 days.

OPERATING  COSTS
----------------

11.01 The Tenant shall pay to the Landlord as additional rental in accordance with Section 12.01 hereof the Tenant's Proportionate Share of Operating Costs during each year of the Term. If the Term does not commence or end at the beginning or end of a calendar year, respectively, such amount payable by the Tenant for the appropriate periods of the Term shall be estimated by the Landlord acting reasonably and reduced proportionately on a per diem basis.

PAYMENT  OF  ESTIMATED  ADDITIONAL  RENTALS
-------------------------------------------

12.01 Any additional rentals payable by the Tenant under Sections 7.01, 8.01, 9.01 and
11.01  hereof  shall  be  paid  as  follows  unless  otherwise  provided:

     (a) In each year of the Term the Tenant shall pay to the Landlord monthly in advance one-twelfth (1/12th) of the amount of such additional rentals payable under Sections 7.01, 8.01, 9.01 and 11.01 for each year of the Term as reasonably estimated by the Landlord in advance to be due from the Tenant. Such estimate may be adjusted by the Landlord and the Tenant shall pay installments of such additional rentals according to such estimate, as adjusted.

     (b) If the aggregate amount of such additional rental payments made by the Tenant in any year of the Term should be greater than such additional rentals due for such year, then should the Tenant not be otherwise in default hereunder, the amount of such excess will be applied by the Landlord to the next succeeding installments of such additional rentals due hereunder; and if there be any such. excess for the last year of the Term, the amount thereof will be refunded by the Landlord to the Tenant within thirty (30) days after the Landlord's financial statements have been prepared for the Landlord's fiscal year during which the expiration or earlier termination of the Term occurs provided the Tenant is not otherwise in default under the terms of the Lease at the date of expiry or earlier termination of this Lease.

     (c) Notwithstanding the foregoing, if the Landlord is required to prepay any amount which it is entitled to collect in whole or in part from the Tenant or if the Landlord is required to pay any such amount more frequently than required as at the Commencement Date the Tenant shall pay to the Landlord its portion of such amount calculated in accordance with this Lease forthwith upon demand.

ADDITIONAL  ELECTRICITY  CHARGES
--------------------------------

13.01 If, in the Landlord's reasonable opinion, the Tenant causes any extra or unusual power consumption beyond the average power consumption of other tenants in the Building, including, by way of example only, that caused by special equipment, by multiple shift occupancy or by occupancy during other than Normal Business Hours then the Landlord may estimate the cost of such extra or unusual power consumption and charge such cost directly to the Tenant. The Tenant shall pay any such costs to the Landlord on written demand as additional rent.

REPLACEMENT  OF  BULBS,  TUBES,  BALLASTS  AND  LIGHT  FIXTURE  PARTS
---------------------------------------------------------------------

14.01 The Landlord shall have the exclusive right to attend to any replacement of electric light bulbs, tubes and light fixture parts in the Leased Premises throughout the Term. The Landlord may adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice.

COST  OF  METERS
----------------

14.02 The Tenant covenants to pay for the cost of any metering which may be requested by the Tenant to be installed by the Landlord in the Building for the purpose of determining any utility (including electricity and water) consumed in the Leased Premises or which may be reasonably required by the Landlord to measure any excess usage of electricity or water.

TENANT'S  USE  OF  ELECTRICITY
------------------------------

14.03 The Tenant's use of electricity in the Leased Premises shall be for the operation of lighting and business machines, electrical fixtures such as personal computers and other small office machines and lamps and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises.

     In order to ensure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electrical services, the Tenant shall not, without the Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than normal office electrical fixtures, lamps, personal computers and similar small office machines) to the Building's electrical distribution system or make any alteration or addition to the electric system of the Leased Premises existing at the commencement of the Term. If the Landlord grants such consent, the cost of all additional risers and other equipment required therefore shall be paid as additional rental by the Tenant to the Landlord upon demand. As a condition to granting such consent, the Landlord may require the Tenant to agree to an increase in the additional rental for electricity by an amount which will reflect the increased cost to the Landlord of the additional services to be furnished by the Landlord.

COST  OF  REPAIRS  PAYABLE  BY  TENANT
--------------------------------------

15.01 If the Building, other parts of Harbour Centre, the elevators, boilers, engines, pipes and other apparatus (or any of them) used for the purpose of climate control of the Building or other parts of Harbour Centre or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or other parts of Harbour Centre or the roof or outside walls of the Building or other parts of Harbour Centre require repair or are damaged or destroyed through the negligence, carelessness or misuse of the Tenant, his servants, agents, employees or anyone permitted by him to be in the Building, or through him or them in any way stopping up or injuring the heating apparatus, elevators, water pipes, drainage pipes or other equipment or part of the Building or Harbour Centre, the cost of the necessary repairs, replacements of alterations shall be borne by the Tenant who shall pay the same to the Landlord as additional rental forthwith on demand.

REPAIR  OF  LEASED  PREMISES  BY  TENANT
----------------------------------------

15.02 The Tenant shall repair the Leased Premises, including without limiting the generality of the foregoing, all interior partitions, fixtures and leasehold improvements in the Leased Premises and all electrical and telephone outlets and conduits and any fixtures and shelving, and special mechanical and electrical equipment not a normal part of the Building installed by or for the Tenant, reasonable wear and tear, damage resulting from structural defect, fire, lightning and tempest and other casualty with respect to which the Landlord has received proceeds of insurance only excepted; and the Landlord may enter and view the state of repair and the Tenant will forthwith repair according to written notice in writing, subject only to the foregoing exceptions.

PEACEABLE  SURRENDER
--------------------

15.03 At the end of the Term or upon the sooner termination of the Term, the Tenant shall peaceably surrender and yield up the Leased Premises to the Landlord in good repair and in a state of broom cleanliness, subject only to the exceptions set forth in Sections 15.02 and 43.01 hereof.

TIDY  CONDITION  OF  LEASED  PREMISES
-------------------------------------

15.04 The Tenant agrees to leave the Leased Premises in a reasonably tidy condition at the end of each Business Day for the purpose of the performance of the Landlord's cleaning services.

OCCUPATION  OF  LEASED  PREMISES
--------------------------------

16.01 The Tenant shall not permit any part of the Leased Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under Sections 16.02 and 16.03, and the employees of the Tenant and of any such permitted subtenant, and shall not permit any part of the Leased Premises. to be used or occupied by any licensee or concessionaire, or permit any persons to be upon the Leased Premises other than the Tenant, such permitted subtenants, and their respective employees, customers and others having lawful business with them.

ASSIGNMENT,  SUBLETTING,  PARTING  WITH  POSSESSION
---------------------------------------------------

16.02 The Tenant shall not assign this Lease nor sublet nor part with possession of all or part of the Leased Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld; provided however, such leave to any assignment or subletting shall not relieve the Tenant from its obligations for the payment of Rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained during the Term and any Renewal Term.

LANDLORD'S  RIGHTS
------------------

16.03     Provided  further and notwithstanding anything hereinbefore set forth:

     (a) If at any time of any proposed assignment or subletting, and from time to time, the Tenant proposes to assign this Lease or sublet all or part of the Leased Premises, the Tenant shall send to the Landlord a notice in writing setting forth the name and address of the proposed assignee or subtenant and such information as to the nature of its business and its financial responsibility and standing as the Landlord may reasonably require, and all the terms and conditions of the proposed assignment or sublease. Within fifteen (15) days from the submission of such notice of the Tenant the Landlord may elect to terminate this Lease by giving to the Tenant a notice of intention to do so, fixing a date of termination not sooner than. the date the subtenant or assignee proposes to occupy the Leased Premises and the Tenant shall deliver up vacant possession of the Leased Premises on such date of termination and the Lease shall terminate and adjustments shall be made in Rent, Taxes and other charges payable by any party under this Lease. If the Landlord fails -to elect to terminate this Lease pursuant to the foregoing, the provisions of Sections 16.02, 16.03(d) and 16.03(e) shall apply to such assignment or subletting.

     (b) A notice by the Tenant to the Landlord pursuant to Section 16.03(a) may be withdrawn by the Tenant at any time prior to the earlier of the proposed effective date specified therein and the day which is ten days after the date of the Landlord's notice responding thereto.

     (c) The Tenant shall have the right without the consent of the Landlord, to assign this Lease to a company incorporated or to be incorporated by the Tenant provided that the Tenant owns or beneficially controls all the issued and outstanding shares in the capital of the company. Such assignment shall, however, not relieve the Tenant from its obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained.

     (d) Any document or consent evidencing an assignment of this Lease or a subletting of all or part of the Leased Premises if consented to by the Landlord shall be prepared by the Landlord or its solicitors and all legal costs with respect thereto together with the amount of $250.00 on account of the Landlord's administrative costs shall be paid by the Tenant to the Landlord forthwith upon demand as additional rent. Any consent by the Landlord shall be subject to the Tenant causing such assignee or sublessee to promptly execute an agreement directly with the Landlord agreeing to be bound by all of the terms, covenants and conditions contained In this Lease as if such assignee or sublessee had originally executed this Lease as Tenant.

     (e) Any assignment or purported assignment of this Lease (except in accordance with Section 16.03 (c)), subletting or licensing, or purported subletting or licensing of all or part of the Leased Premises without the Landlord's written consent as herein provided shall be null and void.

TRANSFER  OF  SHARES  OF  TENANT
--------------------------------

16.04 If the Tenant is a corporation or if this Lease is assigned to a corporation, and if at any time during the Term any part or all of the corporate shares or voting rights of shareholders shall be transferred by sale, assignment, bequest, inheritance, trust, operation of law or other disposition, or treasury shares be issued so as to result in a change in the control of said corporation by reason of ownership of greater than fifty percent (50%) of the voting shares of the corporation or otherwise, such a change of control shall be deemed to be an assignment of this tease and the Tenant shall forthwith notify the Landlord in writing of such change and the Landlord shall have the right to terminate this Lease and the Term, at any time after such change of control by giving the Tenant sixty (60) days prior written notice of such termination.

TENANT'S  RECORDS  OF  SHAREHOLDINGS
------------------------------------

16.05 The Tenant shall, upon request of the Landlord, make available to the Landlord from time to time for inspection or copying or both, all books and records of the Tenant which, alone or with other data, show the applicability or inapplicability of Section 16.04. If any shareholder of the Tenant shall, upon request of the Landlord, fail or refuse to furnish to the Landlord any data verified by the affidavit of such shareholder or other credible person, which data, alone or with other data show the applicability of Section 16.04 then the Landlord may terminate this Lease on sixty (60) days written notice.

RULES  AND  REGULATIONS
-----------------------

17.01 The Tenant and the Tenant's employees and all persons visiting and doing business with the Tenant in the Leased Premises shall be bound by and shall observe the Rules and Regulations attached to this Lease as Schedule 3 and any further and other reasonable rules and regulations made hereafter by the Landlord relating to the Building or to the Leased Premises of which notice in writing shall be given to the Tenant and all such rules and regulations shall be deemed to be incorporated into and form part of this Lease.

CHANGES  TO  RULES  AND-REGULATIONS
-----------------------------------

17.02 The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be needed for the safety, security, care and cleanliness of the Building or Harbour Centre and for the preservation of good order therein, and the same shall be kept and observed by the Tenant, its employees and invitees.

USE  OF  LEASED  PREMISE
------------------------

18.01 The Leased Premises shall not be used other than for the purposes set out in Section 7 of Schedule 2 and only for such purposes as comply with the terms of this Lease and all applicable laws, by-laws, regulations or other governmental ordinances from time to time in existence and the Tenant shall not carry on or permit to be carried on in the Leased Premises any retail trade or business.

INCREASE  IN  INSURANCE  PREMIUMS
---------------------------------

18.02 The Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article that may be prohibited by any insurance policy in force from time to time covering the Building. In the event that the Tenant's occupancy or conduct of business in, or on the Leased Premises, whether or not the Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by the Landlord in respect of the Building, the Tenant shall pay any such increase in premiums as additional rent within ten (10) days after bills for such additional premiums shall be rendered by the Landlord. In determining whether increased premiums are a result of the Tenant's use or occupancy of the Leased Premises a schedule issued by the person computing the insurance rate on the Building showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate- The Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises.

TENANT'S  INSURANCE
-------------------

19.01
     (a) The Tenant shall during any rent free period and the entire Term hereof, at its sole cost and expense, take out and keep in full force and effect and in the names of the Tenant, the Landlord and the mortgagees of the Landlord as their respective interests may appear, the following insurance:

          (i) Insurance upon property of every description and kind owned by the Tenant or for which the Tenant is legally liable, or Installed by or on behalf of the Tenant (and which is located within the Building), including without limitation furniture, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement, in an amount not less than ninety percent (90%) of the full replacement cost thereof, with coverage against at least, the perils of fire and standard extended coverage including sprinkler leakages (where applicable), earthquake., flood and collapse. If there is a dispute as to the amount that comprises full replacement cost, the decision of the Landlord or the mortgagees of the Landlord shall be conclusive;

          (ii) Business interruption insurance in such amount as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Leased Premises or to the Building as a result of such perils;

         (iii) Public liability and property damage insurance including personal injury liability, contractual liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Leased Premises and the Tenant's use of any part of the Building and which coverage shall include the activities and operations conducted by the Tenant and any other person on the Leased Premises and shall not exclude water damage. Such policies shall be written on a comprehensive basis with limits of not less than $5,000,000.00 for bodily injury to any one or more persons, or property damage, and such higher limits as the Landlord or the mortgagees of the Landlord may reasonably require from time to time, and all such policies shall contain a severability of interest clause and a cross liability clause;

          (iv) Tenant's legal liability insurance for the full replacement cost of the Leased Premises, such coverage to include the activities and operations conducted by the Tenant and any other persons on the Leased Premises; and

          (v) Any other form or forms of insurance as the Tenant or the Landlord or the mortgagees of the Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     (b) All policies required to be written on behalf of the Tenant pursuant to subsections 19.01(a)(i) and 19.01(a)(ii) shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is, in law, responsible, whether any such damage is caused by the act, omission or negligence of the Landlord or by those for whom the Landlord is, in law, responsible.

     (c) All policies shall be taken out with insurers acceptable to the Landlord and in a form satisfactory from time to time to the Landlord. The Tenant agrees that certificates of insurance or, if required by the Landlord or the mortgagees of the Landlord, certified copies of each such insurance policy and evidence of all renewals thereof will be delivered to the Landlord as soon as practicable after the placing or renewing of the required insurance. All policies shall contain an undertaking by the insurers to notify the Landlord and the mortgagees of the Landlord in writing not less than thirty (30) days prior to any material change, cancellation or other termination thereof.

     (d) The Tenant covenants and agrees that in the event of damage or destruction to the leasehold improvements in the Leased Premises covered by insurance required to be taken out by the Tenant pursuant to subsection 19.01(a)(i), the Tenant will use the proceeds of such insurance for the purposes of repairing or restoring such leasehold improvements. In the event of damage to or destruction of the Building entitling the Landlord to terminate this Lease pursuant to Sections
          46.02 or 46.03 hereof, then, if the Leased Premises have also been damaged, the Tenant will pay to the Landlord all of its insurance proceeds relating to the leasehold improvements in the. Leased Premises and if the Leased Premises have not been damaged, the Tenant will deliver to the Landlord, in accordance with the provisions of this Lease, the leasehold improvements and the Leased Premises.

CANCELLATION  OF  INSURANCE
---------------------------

20.01 If any insurance policy upon the Building or any part thereof, including without limitation, the insurance referred to in Section 45.01, shall be cancelled or shall be threatened by the insurer to be cancelled or the coverage thereunder is reduced in any way by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant or by any assignee or subtenant of the Tenant or by anyone permitted by the Tenant to be upon the Leased Premises, the Landlord may, at its option, enter upon the Leased Premises and attempt to remedy such condition and the Tenant shall upon demand pay the cost thereof to the Landlord as additional rent. In the event that the Landlord is unable to remedy such condition or elects not to attempt to remedy such condition, the Landlord may re-enter the Leased Premises forthwith and thereupon the provisions of Section 52.01 hereof shall apply, notwithstanding the provisions of Section 49.01 hereof. The Landlord shall not be liable for any damage or injury caused to any property of the Tenant or of others located on the Leased Premises as a result of such entry.

OBSERVANCE  OF  LAW
-------------------

21.01 The Tenant shall comply with all provisions of law including without limitation, federal and provincial legislative enactments, building by-laws, and any other governmental or municipal regulations which relate to the partitioning, equipment, operation and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. And the Tenant shall comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authorities, or made by insurance underwriters, and shall observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises. Notwithstanding the foregoing it shall be the Landlord's responsibility to comply with federal and provincial legislative enactments, building by-laws and any other governmental or municipal regulations which relate to the Building insofar as they may require changes of a structural nature in the Building, provided nevertheless that such changes shall be the responsibility of the Tenant if they are changes or additions required to be made in or to the Tenant's improvements or partitioning (whether above or below the ceiling tile) whether such changes be considered structural or not or if such changes are required by reason of the nature of the use or improvements contemplated or made by the Tenant.

WASTE  AND  NUISANCE
--------------------

22.01 The Tenant shall not do or suffer any waste or damage or disfiguration or injury to the Leased Premises or the fixtures and equipment thereof and shall not place therein any safe, heavy business machinery, computers, data processing machines, or other heavy things without first obtaining the consent in writing of the Landlord and, if requested by the Landlord, by the Landlord's Architect, and shall not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business, and shall not cause or permit any nuisance in, at, on or from the Leased Premises.

ENTRY  BY  LANDLORD
-------------------

23.01 The Tenant shall permit the Landlord, its servants or agents to enter upon the Leased Premises at any reasonable time and from time to time for the purpose of inspecting and of making repairs, alterations or improvements to the Leased Premises or to the Building, or for the purpose of having access to the underfloor ducts, or to the access panels to mechanical shafts (which the Tenant agrees not to obstruct), and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. The Landlord, its servants or agents may at any time and from time to time enter upon the

Leased Premises for the purposes provided for in Section 20.01 hereof, and such entry by the Landlord shall not be or be deemed to be re-entry. The Landlord shall have the right to enter the Leased Premises in order to check, calibrate, adjust and balance controls and other parts of the heating, ventilation and climate control system during Normal Business Hours upon reasonable notice. Provided that the Landlord shall proceed under this Section 23.01 in such manner as to minimize interference with the Tenant's use and enjoyment of the Leased Premises. Entry by the Landlord upon the Leased Premises or any part or parts thereof from time to time pursuant to this Section 23.01 shall not be or be deemed to be a re-entry.

INDEMNIFICATION  OF  LANDLORD
-----------------------------

24.01 The Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant pursuant to this Lease), claims, actions, damages, liability and expense in connection with loss of life, personal injury or damage to property arising from any occurrence in, upon or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees or by anyone permitted to be on the Leased Premises by the Tenant. In case the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation.

EXHIBITING  PREMISES
--------------------

25.01 The Tenant shall permit the landlord and its agents to exhibit the Leased Premises to prospective tenants during Normal Business Hours of the last six (6) months of the Term and to exhibit the Leased Premises at any time for the purposes of the Landlord's own financing and refinancing and to exhibit the Leased Premises to any prospective purchaser of the Landlord's interest in the Building.

ALTERATIONS  BY  TENANT
-----------------------

26.01     The  Tenant  will  not  make,  install  or  erect  in or to the Leased
Premises any installations, alterations, additions, or partitions without submitting the drawings and specifications therefor to the Landlord and obtaining the Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld. The Tenant must obtain the Landlord's prior written consent to any change or changes in such drawings or specifications submitted as aforesaid and shall pay the cost to the Landlord of having its architects examine such changes prior to proceeding with any work based on such drawings or specifications. Such work shall be performed by contractors engaged by the Tenant under written contract approved in writing by the Landlord and subject to all reasonable conditions which the Landlord may impose but the Landlord may at its option require that the Landlord's contractors be engaged for any mechanical or electrical work or other leasehold improvement. Any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliations are not incompatible with those of any workmen who may be employed in the Building or in Harbour Centre by the Landlord, its contractors or subcontractors. The Tenant shall submit to the Landlord's supervision over construction and promptly pay to the Landlord's or the Tenant's subcontractors as the case maybe, when due, the cost of all such work and of all materials, labour and services involved therein , and of all decorations and changes in the Building, its equipment or services, necessitated thereby. The Tenant covenants that the Tenant will not suffer or permit any Builders' or other liens for work, labour, services or materials ordered by the Tenant or for the cost of which the Tenant may be In any way obligated or any conditional sales agreements or chattel mortgages to attach to the Leased Premises or to the Building or any part thereof and that whenever and so often as any such liens or claims therefor or conditional sales agreements or notice thereof or chattel mortgages shall be filed or registered the Tenant shall within twenty (20) days after the Tenant has notice thereof procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law. The Tenant shall allow the Landlord to post and keep posted on the Leased Premises any notice which the Landlord may wish to post under the provisions of the Builders' Lien Act R.S.B.C. 1979 c. 40) or any legislation which may amend or replace such Act or any similar legislation. The Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance reasonably required by the Landlord to protect the Landlord's and the Tenant's interest during the period of alteration. The Tenant shall be responsible to obtain and pay for any building permits and other permits.

ALTERATION  OF  BUILDING
------------------------

26.02 The Landlord hereby reserves the right at any time and from time to time to make changes in, additions to, subtractions from or rearrangements of the Building including without limitation, all improvements at any time thereon, all entrances thereto and exits therefrom, and to grant, modify and terminate easements or other agreements pertaining to the use and maintenance of all or parts of the Building.

ALTERNATIONS  OF  PIPES,  CONDUITS,  ETC.
-----------------------------------------

26.03 The Landlord shall have the right to use and make changes or additions to the pipes, wires, conduits and ducts in the Leased Premises where necessary to serve other premises in the Building but not in any way so as to interfere materially with the use and enjoyment of the Leased Premises so caused. The Tenant shall not unduly obstruct such pipes, conduits and ducts in the Leased Premises so as to prevent reasonable access thereto.

ALTERATION  OF  LEASED  PREMISES
--------------------------------

26.04 Prior to the Commencement Date the Landlord may alter or relocate the Leased Premises to the extent found necessary by the Landlord to accommodate changes in construction design or facilities including major alterations and relocations but provided always that the Leased Premises as altered or relocated shall be in all material respects comparable to the Leased Premises as defined herein.

REPLACEMENT  OF  GLASS
----------------------

27.01 The Tenant shall pay the cost of replacement of any glass broken on the Leased Premises including outside windows and doors of the perimeter of the Leased Premises (including perimeter windows in the exterior walls) during the continuance of this Lease, with as good quality and size and in the case of perimeter windows, with glass of the same type and colour unless the glass shall be broken by the Landlord, its servants, employees or agents on its behalf.

SIGNS  AND  ADVERTISING
-----------------------

28.01 The Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or in the interior of the Leased Premises and visible from the outside of the Building. The Landlord may prescribe a uniform pattern of identification signs for tenants to be placed on the outside of the entrance-way leading into the Leased Premises and other than such identification signs, the
Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice lettering or direction on the outside of the Leased Premises for exterior view without the prior written consent of the Landlord.

NAME  OF  BUILDING
------------------

29.01 The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord nor use such name for any purpose other than that of the business address of the Tenant, provided that the Tenant may use the municipal number of the Building assigned to it instead of the name of the Building.

SUBORDINATION  AND  ATTORNMENT
------------------------------

30.01 This Lease is and shall be subject, subordinate and postponed to all mortgages (including any deed of trust and mortgage securing bonds and all indentures supplemental thereto) which may now or hereafter charge or affect the Lands and to all renewals, modifications, consolidations, replacements and extensions of such mortgages, to the intent that, without execution of any document other than this Lease, such mortgages and all renewals, modifications, consolidations, replacements and extensions thereof shall have. priority over this Lease notwithstanding the respective dates of execution or registration thereof and notwithstanding the provisions of this Section 30.01 that follow. Without limiting the generality of the foregoing, the Tenant agrees to execute promptly any document in confirmation of such subordination, postponement and priority which the Landlord may request and the Tenant hereby irrevocably constitutes the Landlord the agent or attorney of the Tenant for the purpose of executing any such document and of making application in the name of the Tenant at any time and from time to time to register postponements of this Lease in favour of any such mortgage or any renewal, modification, consolidation, replacement or extension of any such mortgage In order to give effect to the-foregoing provision of this Section 30.01. In the event of any mortgagee of the Landlord going into possession of the Lands or the Building, the Tenant shall attorn to and become the Tenant of such mortgagee.

ACCEPTANCE  OF  PREMISES
------------------------

31.01 The Tenant shall examine the Leased Premises before taking possession hereunder and unless the Tenant furnishes the Landlord with a notice in writing specifying any defect in the construction of the Leased Premises or otherwise within ten (10) days after such taking of possession then the Tenant shall conclusively be deemed to have examined the Leased Premises and to have found them in order, and such taking of possession without giving the notice aforesaid within such ten (10) days shall be conclusive evidence that at the Commencement Date the Leased Premises were in good order and satisfactory condition, subject only to latent defects, if any. The Tenant agrees that there is no promise, representation or undertaking by or binding upon the Landlord with respect to any alteration, remodeling or redecoration of or installation of equipment or fixtures in the Leased Premises, except such, if any, as are expressly set forth in this Lease.

CERTIFICATES
------------

32.01 The Tenant agrees that it will at any time and from time to time upon not less than ten (10) days prior notice execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), the amount of the annual rent and additional rent then being paid hereunder, the dates to which the same, by installments or otherwise, have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has notice.

QUIET  ENJOYMENT
----------------

33.01 The Landlord covenants with the Tenant for quiet enjoyment provided the Tenant is not in default under this Lease.

LANDLORD'S  ADDITIONAL  COVENANTS
---------------------------------

34.01     The  Landlord  further  covenants  with  the  Tenant  as  follows:

TAXES  AND  RATES  PAYABLE  BY  LANDLORD
----------------------------------------

35.01 The Landlord shall pay all Taxes including without limiting the generality of the foregoing, water rates with respect to the Lands and the Building, except such as the Tenant has herein covenanted to pay.

CLIMATE  CONTROL  BY  LANDLORD
------------------------------

36.01 The Landlord shall provide climate control to the Leased Premises during Normal Business Hours to maintain a temperature adequate for comfortable occupancy, except during the making of repairs, alterations or improvements and provided that the Landlord shall further have no responsibility or liability for failure to supply climate control service when stopped as aforesaid or when prevented from so doing by strikes or any cause beyond the Landlord's reasonable control. Any changes or alterations in the system or ducts through which the climate control system operates required because of any use of the Leased Premises not in accordance with the design standards or arrangements of partitioning prescribed by the Landlord, if such changes can be accommodated by the Landlord's equipment, shall be made by the Tenant at its cost and expense but only with the written consent of the Landlord first had and obtained, such consent not to be unreasonably withheld, and in accordance with drawings and specifications and by a contractor first approved in writing by the Landlord, such approval not to be unreasonably withheld. If installation of partitions, equipment or fixtures by the Tenant necessitates the rebalancing of the climate control equipment in the Leased Premises the same will be performed by the Landlord at the Tenant's expense. The Tenant acknowledges that one (1) year may be required after the Tenant has fully occupied the Leased Premises in order to adjust and balance the climate control systems.

ENERGY  CONSERVATION  BY  TENANT
--------------------------------

36.02     The  Tenant  covenants  with  the  Landlord:

     (a) to cooperate with the Landlord In the conservation of ail forms of energy in the Building, including without limitation the Leased Premises;

     (b) to comply with all laws, by-laws, regulations and orders relating to the conservation of energy and affecting the Leased Premises or the Building;

     (c) at its own cost and expense to comply with all reasonable requests and demands of the Landlord made with a view to such energy conservation; and

     (d) that any and ail costs and expenses and any capital improvements paid or incurred by the Landlord in complying with such laws, by-laws, regulations and orders, so far as the same shall apply to or reasonably be apportioned to the Building by the Landlord, shall be included in the Landlord's costs and expenses of maintaining and operating the Building for the purposes of Section 11.01.

The Landlord shall not be liable to the Tenant in any way for any loss, costs, damages or expenses whether direct or consequential, paid, suffered or incurred by the Tenant as a result of any reduction in the services provided by the Landlord to the Tenant or to the Building as a result of the Landlord's compliance with such laws, by-laws, regulations or orders.

ELEVATOR  SERVICE
-----------------

37.01 Subject to the Rules and Regulations referred to in Section 17.01, the Landlord shall furnish elevator service during Normal Business Hours to the Tenant and its employees and those doing business with the Tenant in common with others except when repairs are being made, provided that the Tenant and such employees and all other persons using the same shall do so at their own risk.

ELEVATOR  SERVICE  INTERRUPTIONS
--------------------------------

38.01 There shah be no liability on the Landlord for any claim in respect of any failure by the Landlord to provide elevator service during any power failure or other cause beyond the control of the Landlord or by reason of the carrying out of any repair, maintenance or replacement of elevators, nor shall there be, consequent upon the foregoing, any repayment of or reduction in the rent reserved hereby.

JANITORIAL  SERVICES
--------------------

39.01 When reasonably necessary from time to time the Landlord shall cause the floors to be swept and windows to be cleaned and the desks, tables and other furniture of the Tenant to be dusted all in keeping with a first class office building but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act or omission or commission on the part of the person or persons employed to perform such work and such work shall be done at the Landlord's direction without interference by the Tenant, his servants or employees.

WATER  AND  ELECTRICITY
-----------------------

40.01 The Landlord shall make available hot and cold water and, if available, chilled water in reasonable quantity and shall make available electricity in normal quantity provided that, if the Tenant's equipment requires utilities in excess of normal quantities, facilities to supply excess quantities may be provided by the Landlord at the sole expense of the Tenant subject to the following conditions and provided that:

     (a) the Landlord's Architect shall determine that such excess facilities are so required by the Tenant's equipment;

     (b) it is within the capabilities of the Landlord and the existing structure to provide such excess utilities;

     (c) the landlord shall have the right to refuse to supply in the event that the supplying of additional facilities shall In any way affect the operation of, the aesthetics of or structure of the Building or in any way reduce the efficiency of existing electricity, water or other utility supplied to the Building or any part thereof;

     (d) the supplying of additional facilities in order to make the required utilities available to the Tenant shall be subject to compliance with all provisions of law including, without limitation, federal arid provincial legislative enactments, building by-laws and other governmental or municipal regulations which shall in any way relate to the work necessary to be undertaken to make said utilities available; and

     (e) the Tenant shall pay to the Landlord, as additional rental from time to time upon demand a charge as determined by the Landlord's Architect for the supply of chilled water to the Leased Premises.

REPAIR  AND  MAINTENANCE
------------------------

41.01 Subject to the other provisions of this Lease imposing obligations in this respect upon the Tenant, the Landlord shall repair, replace and maintain the external and structural parts of the Building which do not comprise a part of the Leased Premises and are not leased to others, janitor and equipment closets and shafts within the Leased Premises designated by the Landlord for use by it in connection with the operation and maintenance of the Building, and shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner, but the Landlord shall not be liable for any damages, direct, or indirect or consequential, or for damages for personal discomfort, illness or inconvenience of the Tenant, or the Tenant's servants, clerks, employees, invitees or other persons by reason of failure of such equipment, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission, or the negligence of the Landlord, its servants, agents or employees.

TRADE  FIXTURES
---------------

42.01 The Tenant may install Its usual trade fixtures in the usual manner, provided such installation does not damage the structure of the Leased Premises or the Building and provided further that the Tenant shall have submitted detailed plans and specifications for such trade fixtures to the Landlord and obtained its prior written consent thereto which consent shall not be unreasonably withheld. Only new and unused trade fixtures may be installed by the Tenant. The Tenant will not sell, dispose of or remove any of its fixtures, goods or chattels from or out of the Leased Premises during the Term without the consent of the Landlord, unless the Tenant is substituting new fixtures, goods or chattels of equal or greater value or is bona fide disposing of individual items which have become excess for the Tenant's purposes; and the Tenant will not permit its fixtures, goods and chattels (or any of them.) to become subject to any lien, mortgage, charge or encumbrance.

REMOVAL  OF  TRADE  FIXTURES
----------------------------

42.02 All trade fixtures installed by the Tenant in the Leased Premises shall remain the property of the Tenant and shall be removed at the expiration of the Term, or other termination thereof, provided the Tenant shall promptly repair, at its expense, any damage to the Leased Premises caused by any such removal, and provided further, that the Tenant shall not at such time be in default under any covenant or agreement contained herein; and if in default, the landlord shall have a lien on such fixtures and apparatus as security against loss or damage resulting from any such default by the Tenant and said fixtures and apparatus shall not be removed by the Tenant until such default is cured, unless otherwise directed by the Landlord. Trade fixtures include but are not limited to the three (3) NC water cooled units located in the leased premises and bearing the serial numbers: 93070157, 990010117 and 99010137.


FIXTURES
--------

43.01 Provided further, any or all installations, alterations, additions, partitions and fixtures other than trade fixtures in or upon the Leased Premises, whether placed there by the Tenant or the Landlord or a previous occupant of the Leased Premises, shall, immediately upon such placement, become and shall thereafter remain the property of the Landlord without compensation therefor to the Tenant. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair, maintain, replace or insure such installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the

Tenant or a previous occupant of the Leased Premises. The Landlord may elect that any or all installations made or installed by or on behalf of the Tenant hereunder or under the provisions of any previous lease of the Leased Premises to the Tenant to whom this Lease is granted be removed at the expiry or earlier termination of the Term and it shall be the Tenant's obligation to restore at its expense the Leased Premises to the condition they were in previous to such alterations, installations, partitions and fixtures.

TIME  FOR  REPAIR  BY  LANDLORD
-------------------------------

44.01 If any elevator of the Building or any of the boilers, engines, pipes, climate control equipment or other apparatus or any of them used for the purpose of climate control or operating any elevator, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building get out of repair or become damaged or destroyed the Landlord shall have a reasonable time in which to make such repairs or replacements as may be reasonably required for the resumption of those services to the Leased Premises which it has by this Lease expressly agreed to provide and the Tenant shall not be entitled to any compensation or damages therefor, Should any of such equipment of the Building or elevators become impaired, damaged or destroyed through the deliberate act or omission, or the negligence of the Tenant or its employees or through it or them making use of or permitting others to make use of improper paper in the water closets or in any other manner or way stopping up or injuring such climate control equipment, elevators, water pipes, drainage pipes, electric lighting or other equipment, the expense of the necessary repair shall be borne by the Tenant who shall pay the same to the Landlord upon demand as additional rent. Nothing in this Section shall, however, obligate the Landlord to provide any services to the Leased Premises or to make any repairs not herein. specifically required to be provided or made by the Landlord.

LANDLORD'S  INSURANCE
---------------------

45.01 The Landlord covenants and agrees that throughout the Term it will insure the Building (excluding foundations and excavations) and the machinery, boilers and equipment contained therein owned by the Landlord (excluding any property with respect to which the Tenant or other tenants are obliged to insure pursuant to the provisions of Section 19.01 hereof or pursuant to the corresponding provisions of their respective leases) against damage by fire and extended perils coverage in such reasonable amounts as would be carried by a prudent owner of a similar property. The Landlord will also, throughout the Term, carry public liability and property damage insurance with respect to the operation of the Building in reasonable amounts as would be carried by a prudent owner of a similar property. The Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees of the Landlord may reasonably determine advisable. Notwithstanding any contribution by the Tenant to the cost of insurance premiums, as provided herein, the Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by the Landlord.

DAMAGE  -  ABATEMENT  OF  RENT
------------------------------

46.01 If the Leased Premises or Building are destroyed or damaged to such an extent that the Leased Premises are totally unfit for occupancy or if reasonable access thereto shall be impossible, Rent shall abate until the Leased Premises are repaired or rebuilt. If the Leased Premises are damaged and the damage is such that the Leased Premises can be partially used, then until such damage shall have been repaired, Rent shall abate while repairs are in progress by the same proportion as the area of the Leased Premises rendered unfit for occupancy is of the Tenant's Floor Area and if the damage or destruction arises from or out of a casualty against which the Landlord is fully insured, the Landlord agrees that it will, with reasonable diligence, repair the leased Premises unless the Tenant is obliged to repair under the terms hereof, or unless this Lease is terminated pursuant to the provisions of Sections 46.02 or 46.03. The obligation of the Landlord to repair or rebuild pursuant to this Section 46.01 is conditioned upon the Landlord obtaining all necessary permits and other approvals of authorities required for such repair or rebuilding.

DAMAGE  TO  LEASED  PREMISES  -  TERMINATION
--------------------------------------------

46.02 If the Leased Premises are damaged or destroyed by any cause whatsoever or reasonable access thereto shall be impossible, and if, in the opinion of the Landlord reasonably arrived at, the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant or reasonable access provided (on a temporary or permanent basis) within ninety (90) days of the damage or destruction, the Landlord, instead of rebuilding or making the Leased Premises fit for the Tenant, or providing reasonable access may at its option terminate this Lease by giving to the Tenant, within thirty (30) days after such damage or destruction, notice of 'termination, and thereupon Rent and any other payments for which the Tenant is liable under this lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord.

DAMAGE  TO  BUILDING-TERMINATION
--------------------------------

46.03 Irrespective of whether the Leased Premises are damaged or destroyed or reasonable access made impossible, in the event that fifty percent (50%) or more of the rentable area of the Building or twenty percent (20%) of the rentable area of the whole of Harbour Centre is damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the said rentable area or areas cannot be rebuilt or made fit for the purposes of the tenants of such space within one hundred and eighty (180) days of the damage or destruction, the Landlord may at its option terminate this Lease by giving to the Tenant, within thirty (30) days after such damage or destruction, notice of termination requiring vacant possession of the Leased Premises sixty
(60) days after delivery of the notice of termination and thereupon Rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date on which vacant possession is required and the Tenant shall deliver up possession of the Leased Premises to the Landlord in accordance with such notice of termination.

LOSS  AND  DAMAGE
-----------------

47.01     The  Landlord  shall  not  be  liable  or  responsible  in  any  way:

     (a) for any death or injury arising from or out of any occurrence in, upon or at the Building or for damage to property of the Tenant or others located on the Leased Premises, nor shall it be responsible in the event of damage to any property of the Tenant or others from any cause whatsoever, whether or not such damage, loss, injury or death results from the negligence of the Landlord, its agents, servants or employees or others for whom it may be responsible. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Leased Premises or from the pipes, appliances, or plumbing works, roof, street, or subsurface of any floor or ceiling or from any other place or because of dampness or climatic conditions or from any other cause of whatsoever nature. The Landlord shall not be liable for any damage whatsoever caused by any other tenant or persons in the Building, or by an occupant of adjacent property thereto, or the public, or construction of any private, public or quasi-public work. All property of the Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord in the event of any claims arising out of damages to the same, including any subrogation claim by the Tenant's insurers;

     (b) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services or security services, in or about the Leased Premises or the Building; or

     (c) for loss or damage however caused, to money, securities, negotiable instruments, papers or other valuables of or held by the Tenant.

DELAYS
------

48.01 Whenever and to the extent that the Landlord shall be unable to fulfil, or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing. of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law or Order-In-Council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. and shall not be entitled to cancel this Lease.

DEFAULT
-------

49.01     If  and  whenever:

     (a) the Rent hereby reserved, or any part thereof, is not paid when due, whether lawfully demanded or not, or there is non-payment of any other amounts which the Tenant is obligated to pay under any provisions hereof, and such default shall continue after seven (7) days notice by the Landlord requiring the Tenant to rectify the same; or

     (b) the Term hereby granted, or any goods, chattels or equipment of the Tenant, shall be taken or exigible in execution or in attachment or if a writ of execution shall issue against the Tenant; or

     (c) the Tenant or the Co-Covenantor, if any, shall become insolvent or commit an act of bankruptcy or become bankrupt or take the benefit of any Act that may be in force for bankrupt or insolvent debtors or become involved in voluntary or involuntary winding-up proceedings or if a receiver shall be appointed for the business, property, affairs or revenues of the Tenant or the Co-Covenantor, if any; or

     (d) the Tenant shall make a bulk sale of its goods or move or commence, attempt or threaten to move its goods, chattels and equipment out of the Leased Premises (other than in the routine course of its business) or shall cease to conduct business from the Leased Premises; or

     (e) the Tenant shall not observe, perform and keep each and every of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by the Tenant and shall persist in such failure after fifteen (15) days notice by the Landlord requiring that the Tenant remedy, correct, desist or comply or in the case of any such breach which reasonably would require more than fifteen (15) days to rectify unless the Tenant shall commence rectification within the fifteen day notice period and thereafter promptly and diligently and continuously proceed with the rectification of the breach; or

     (f)  the  Demised  Premises  shall  be vacated or remain unoccupied for ten
          (10)  days;

then and in every case the then current and the next ensuing three (3) months rent, and the additional rental for the current year (to be reckoned at rates estimated by the Landlord acting reasonably) shall immediately become due and payable and the Landlord may re-enter and take possession of the Leased Premises, or any part thereof in the name of the whole, and have again, repossess and enjoy the Leased Premises in its former estate, anything herein to the contrary notwithstanding, as though the Tenant were holding over after the expiration of the Term, and the Term shall, at the option of the Landlord, forthwith become forfeited and determined and accelerated Rent shall be recoverable by the Landlord as if it were rent in arrears, but the Tenant shall remain liable under this Lease. If more than one person shall constitute the Co-Covenantor, the word "Co-Covenantor", where used in this Section 49.01, shall be construed as referring separately to each and every person constituting the Co-Covenantor.

COSTS
-----

50.01 The Tenant shall pay as additional rent and indemnify the Landlord against all .costs and charges lawfully and reasonably incurred, including legal expenses actually incurred in enforcing payment of Rent and all other charges payable by the Tenant hereunder and in obtaining possession of the Leased

Premises after default of the Tenant or upon expiration or earner termination of this Lease, or in enforcing any covenant, provision or agreement of the Tenant herein contained.

DISTRESS
--------

51.01 The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

RIGHT  OF  ENTRY
----------------

52.01 The Tenant further covenants and agrees that on the Landlord's becoming entitled to re-enter upon the Leased Premises under any of the provisions of this Lease the Landlord, in addition to all other rights, shall have the right to enter the Leased Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the Leased Premises as the agent of the Tenant, and to receive the Rent therefor, and as agent of the Tenant to take possession of any furniture or other property on the Leased Premises and to sell the same together with any trade fixtures on which the Landlord has a lien pursuant to Section 42.02 at public or private sale and either in bulk or by individual item without notice and to apply the proceeds of such sale and any Rent derived from reletting the Leased Premises, after deducting its costs of conducting such sale and its costs of reletting, on account of the Rent under this Lease, and the Tenant shall be liable to the Landlord for the deficiency, if any.

RIGHT  OF  TERMINATION
----------------------

53.01 The Tenant further covenants and agrees that on the Landlord's becoming entitled to re-enter upon the Leased Premises under any of the provisions of this Lease, the Landlord in addition to all other rights, shall have the right to determine this Lease and the Term forthwith by giving notice in writing to the Tenant and thereupon Rent shall be computed, apportioned and paid in full to the date of such determination of this Lease, and any other payments for which the Tenant is liable under this Lease shall be paid and the Tenant shall forthwith deliver up possession of the Leased Premises to the Landlord and the Landlord may re-enter and take possession of the same.

PAYMENT  OF  RENT  AND  PERFORMANCE  OF  COVENANTS
--------------------------------------------------

54.01 The Tenant shall pay to the Landlord in the manner specified herein, without any deduction, set-off or abatement, all Rent hereby reserved and all amounts which are collectible by the Landlord as rent, and in the event the Tenant shall fail to pay any such amount when due and payable hereunder, such amount shall bear interest payable by the Tenant as additional rent at the rate of twenty-four-percent (24 /a) per annum from the date upon which the same . was due until actual payment thereof. The Tenant shall observe and perform all terms and provisions of this Lease on its part to be observed and performed and shall not do or suffer to be done anything contrary to any term or provision hereof.

ADDITIONAL  RIGHTS  AND  REMEDIES  OF  LANDLORD  ON  DEFAULT
------------------------------------------------------------

55.01 In addition to all rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law the Landlord:

     (a) shall have the right at all times to remedy or attempt to remedy any default of the Tenant and in so doing may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, and in such event all costs and expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand; and

     (b) shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of a non-payment of Rent.

NON-WAIVER
----------

56.01 No condoning, excusing or overlooking by the Landlord or any default, breach or nonobservance by the Tenant at any time or times in respect of any covenants, provisos or conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord in respect of any such .continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only by express waiver in writing. All rights and remedies of the Landlord contained in this Lease shall be cumulative and not alternative.

OVERHOLDING  BY  TENANT
-----------------------

57.01 If the Tenant continues to occupy the Leased Premises after the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at double the rent herein reserved pro rated in relation to the periods of time during which the Tenant is an overholding tenant, and on the terms and conditions herein set out except as to length of tenancy.

DIRECTORY  BOARD
----------------

58.01 The Tenant shall be entitled to have one name inserted in the Directory Board of the Building, and the Landlord shall design the style of such identification, and the Directory Board shall be located in an area designated by the Landlord in the main lobby,

ACCRUAL  OF  RENT
-----------------

59.01 Rent shall be considered as annual and accruing from day to day, and where it becomes necessary for any reason to calculate such Rent for an irregular period of less than one year an appropriate apportionment and adjustment shall be made. Where the calculation of any additional rental is not made until after the termination of this Lease, the obligation of the Tenant to pay such additional rental shall survive the termination of this Lease and such amounts shall be payable by the Tenant upon demand by the Landlord.

SALE  BY  LANDLORD
------------------

60.01 In the event of a sale, transfer or lease by the Landlord of the Building or a portion thereof containing the Leased Premises or the assignment by the Landlord of this Lease. or any interest of the Landlord hereunder, the Landlord shall, without further written agreement, to the extent that such purchaser, transferee or lessee has become bound by the covenants and obligations of the Landlord hereunder, be freed, released and relieved of all liability or obligations under this Lease.

NOTICE
------

61.01 Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if sent by registered prepaid post as follows:

     To the Landlord:

     Harbour Centre Complex Limited
     P.O. Box 12050 - 555 West Hastings Street
     Vancouver, British Columbia
     V6B 4N4

or such other address as the Landlord shall notify the Tenant in writing at any time or from time to time;

     To The Tenant:

     at the Leased Premises, if delivered, or if sent by registered prepaid post at the address set out in Section 8 of Schedule 2;

and such notice shall be deemed to have been received by the Landlord or the Tenant, as the case may be, on the second business day after the date on which it shall have been so mailed except in the event of labour disputes or other disruptions affecting postal service occurring prior to the deemed date of receipt thereof In which case notice will not be deemed to have been received until actually received.

NOTICE  BY  DELIVERY
--------------------

61.02 Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to Landlord, to an executive officer of the Landlord, and In the case of notice to the Tenant, to him personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, or are obligated to fulfil the obligations of the Tenant hereunder, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

LAWS  OF  PROVINCE  APPLY
-------------------------

62.01 This Lease shall be deemed to have been made in and shall be construed in accordance with the laws of the Province of British Columbia. All matters and disputes, whether sounding in contract or in tort relating to the validity, construction, interpretation, breach or enforcement of this Lease shall be determined before the courts of the Province of British Columbia and the Tenant thereby attorns to the jurisdiction of the courts of the Province of British Columbia in all such matters and disputes.

PAYMENT  IN  CANADIAN  FUNDS
----------------------------

63.01 The rentals reserved hereunder and all other amounts required to be paid or payable under the provisions of this Lease shall be paid in lawful money of Canada at par at Vancouver, British Columbia.

LEASE  ENTIRE  AGREEMENT
------------------------

64.01 The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease or the Leased Premises save as expressly set out in this Lease and that this Lease, [ILLEGIBLE] including the Schedules attached and the Rules and Regulations, constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant. Notwithstanding the foregoing the Tenant shall remain liable to pay for those improvements in the Leased Premises which, have been made by the Landlord for or on behalf of the Tenant and which are in excess of the work otherwise required to be done by the Landlord and the Landlord's fee for supervision and overhead, as to all of which reference may be made to the Offer to Lease made by the Tenant and accepted by the Landlord to which the form of this Lease was a Schedule.

BINDING  EFFECT
---------------

65.01 Subject to the provisions of this Lease respecting assignment by the Tenant, this Lease shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

TIME  OF  THE  ESSENCE
----------------------

66.01     Time  shall  be  of  the  essence  in  all  respects  hereunder.

REGISTRATION
------------

67.01 The Tenant covenants and agrees that the Landlord shall not be obliged to execute or deliver this Lease in form registrable under the Land Title Act or any other statute in part material therewith that the Tenant will not register or record this Lease against the title to the Lands.

TERMINATION  UPON  REGISTRATION
-------------------------------

68.01 If the Tenant or any person claiming through or under him, whether by descent, purchase or otherwise, shall apply to have this Lease registered against the title to the leased Premises or the Lands or shall apply to file or register any notice of or caveat with respect to this Lease or the interest of the Tenant arising hereunder against such title or shall institute any proceedings to effect any such registration, the Landlord may at any time thereafter terminate this Lease and the Term upon giving written notice of such termination to the Tenant.

OPTION  TO  RENEW
-----------------

69.01 The Landlord grants to the Tenant an option to renew this Lease on the terms and conditions set out in Schedule 4 hereto.

     IN WITNESS WHEREOF the parties hereto have executed this Lease under seal as of the day and year first above written.

THE CORPORATE SEAL of HARBOUR CENTRE              )
COMPLEX LIMITED was hereunto affixed in the       )
presence  of:                                     )     c/s
                                                  )
     /s/                                          )
--------------------------------------------------
Authorized  Signatory:                            )
                                                  )
     /s/                                          )
--------------------------------------------------
Authorized Signatory: Jon Hell, General Manager   )

THE COMMON OR CORPORATE SEAL OF                   )
NETNATION COMMUNICATIONS (CANADA) INC.            )
was hereunto affixed in the presence of:          )
                                                  )
     /s/                                          )
--------------------------------------------------
Authorized  Signatory                             )     c/s
                                                  )
(Print  Name  and  Title)                         )
                                                  )
     /s/                                          )
--------------------------------------------------
Authorized  Signatory                             )
                                                  )
(Print  Name  and  Title)                         )

SCHEDULE  1
-----------

PLAN  OF  LEASED  PREMISES
--------------------------

HARBOUR  CENTRE
---------------
14TH  FLOOR  OFFICE  TOWER
--------------------------

SCALE: 1 INCH = 20 FEET




(Insert  drawing)











The purpose of this plan is to identify the approximate location of the Leased Premises in the Building. The Landlord reserves the right at any time to relocate, rearrange or alter the buildings and structures, other premises, Common Areas and Facilities and the Leased Premises from that shown on this floor plan.

                                   SCHEDULE 2
                                   ----------

To Lease dated August 11, 1999 made between Harbour Centre Complex Limited, as Landlord, and NetNation Communications (Canada) Inc., as Tenant.
                ----------------------------------------

SUMMARY  OF  TERMS
------------------

1.   The  Commencement  Date  shall  be  May  08,  1999

2. The Tenant's Floor Area determined in accordance with Section 1.05 of the Lease is 6,684 square feet (620.94 square metres).

3. The Term of the Lease is three (3) years and zero (0) months and zero (0) days, from and including the Commencement Date and ending on the 30th day of April 2002.

4.   The  amount  of  annual  rent  payable  shall  be:

Year  1  -  $  106,944.00  per  annum  ($16.00  per  square  foot)
               ----------

Year  2  -  $  106,944.00  per  annum  ($16.00  per  square  foot)
               ----------

Year  3  -  $  106,944.00  per  annum  ($16.00  per  square  foot)
               ----------

5.   The  amount  of  monthly  rent  payable  shall  be:

Year  1  -  $  8,912.00  per  month
               --------

Year  2  -  $  8,912.00  per  month
               --------

Year  3  -  $  8,912.00  per  month
               --------

6. The amount of estimated additional rent payable by the Tenant at the Commencement Date is Eighty Seven Thousand Eight Hundred Twenty Seven
                             ---------------------------------------------------
     Dollars  and  Seventy  Six  Cents ($87,827.76) per annum payable monthly in
     ---------------------------------------------
     advance.




7.   The  Leased  Premises  shall  be  used  solely  for:

        the  purpose  of  a  general  business  office
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8.   The  Tenant's  address  for  notice  is:

     P.O. Box 12129
     ------------------------
     555 West Hastings Street
     ------------------------
     Vancouver. B.C.
     ------------------------
     V6B 4N6
     ------------------------

9.   The  Tenant  has  paid  a  deposit of Ten thousand seven hundred thirty one
                                           -------------------------------------
     dollars  and  eight  cents  ($10,731.08) to be credited to the Rent for the
     --------------------------
     last  month  of  the  Term.

                                   SCHEDULE 3
                                   ----------

                              RULES AND REGULATIONS
                              ---------------------

1. The Tenant shall not place or permit to be placed or left in or upon any part of the Building outside the Leased Premises, or in or upon part of the Building of which the Leased premises form a part, any debris or refuse. The cost of removal or cleaning of debris and refuse shall be charged to the Tenant.

2. The Landlord shall permit the Tenant and the Tenant's employees and all persons lawfully requiring communication with them to have the use during Normal Business Hours in common with others entitled thereto of the main entrance and the stairways, corridors, elevators or other mechanical means of access leading to the Leased Premises. At times other than during Normal Business Hours the Tenant and the employees of the Tenant and persons lawfully requiring communication with the Tenant shall have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations.

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Leased Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall not permit any cooking in the Leased Premises without the written consent of the Landlord.

5. The sidewalks, entries, passages, escalators, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entries, corridors and passages not within the Leased Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, escalators, elevator shafts, flues, stacks, pipe shafts and ducts and shall nave the right to place such signs and appliances therein as it may deem advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy equipment or anything liable to, injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion to prescribe the weight permit- platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only by prior arrangement with the Landlord. No Tenant shall employ anyone to do its moving in the Building other than the staff of the Building unless permission to employ someone else is given by the Landlord and the reasonable cost of such moving shall be paid by the Tenant. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord and in the elevator designated by the Landlord for such use.

7. The Tenant shall not place or cause to be placed any additional locks upon any of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied by the Landlord for each entrance door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key, if additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff, will have keys to the outside entrance doors of the Building.

8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is causedThe Tenant shall not let water run unless it is in actual use, and shall not deface or mark any part of the Building, or drive nails, spikes, hooks, or screws into the walls or woodwork of the Building.

9. The Tenant shall not do or permit anything to be done in the Leased Premises, or bring or keep anything therein which will in any way increase the risk of fire or the rate of fire insurance on the Building or Harbour. Centre or on property kept therein, or obstruct or interfere with the rights of other tenants or In any way injure or annoy them or the Landlord, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department, or with the conditions of any insurance upon said Building or any part thereof, or violate or act in conflict with any of the rules and ordinances of the Board of Health or with any statute or municipal by-law.

10. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

11. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during Normal Business Hours.

12. Canvassing, soliciting and peddling in or about the Building and in the parking area are prohibited.

13. The Tenant shall not receive or ship articles of any kind except through facilities, and designated doors and at hours designated by the Landlord under the supervision of the Landlord.

14. It shall be the duty of the respective tenants to assist and cooperate with the Landlord in preventing injury to the premises demised to them respectively.

15. No inflammable oils or other inflammable, dangerous or explosive materials save those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Leased Premises.

16. No bicycles or other vehicles shall be brought within the Building without the consent of the Landlord.

17. No animals or birds shall be brought into the Building without the consent of the Landlord.

18. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Leased Premises or the Building or permit the delivery of any food or beverages to the Leased Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Leased Premises.

19. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires will be permitted. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord. No outside radio or television aerials shall be allowed on the Leased Premises without authorization in writing by the Landlord.

20. The Tenant shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved blinds and drapes.

21. Any hand trucks, carry-alls, or similar appliances used in the Building with the consent of the Landlord shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord shall require.

22. The Tenant shall not permit undue accumulations of garbage, trash, rubbish or other refuse within or without the Leased Premises or cause or permit noise, vibrations or objectionable odours to emanate or be dispelled from the Leased Premises,

23. The Tenant shall not place or maintain any supplies or other articles in any vestibule or entry of the leased Premises, on the hallways adjacent thereto or elsewhere on the exterior of the Leased Premises or the Building.

24. The Tenant agrees to the foregoing Rules and Regulations, which are hereby made a part of this Lease, and each of them, and agrees that for such persistent infraction of them, or any of them, as may in the opinion of the Landlord be calculated to annoy or disturb the quiet enjoyment of any other tenant, or for gross misconduct upon the part of the Tenant, or any one under it, the Landlord may declare a forfeiture and cancellation of the Lease and may demand possession of the Leased Premises upon one (1) week's notice.

25. In order to ensure efficient operation of the air-conditioning system, no window shades, curtains, blinds, or screens other than those prescribed by the Landlord or agreed to in writing by the Landlord shall be attached to, hung up or used in connection with any window or door in the Leased Premises, no article shall-be placed on or permitted to block any convector and the Landlord may require the Tenant to keep exterior window coverings drawn.

26. All persons entering and leaving the Building at any time, except during Normal Business Hours, shall register in the book kept by the Landlord and the Landlord shall have the right to prevent any person from entering or leaving the Building unless provided with a pass in a form to be approved by the Landlord. Any person found in the Building at such time without such pass shall be subject to the surveillance of the employees and agents of the Landlord.

27. The Landlord shall, at its sole discretion, from time to time, determine the location, design and use of a directory board upon which the Tenant shall be entitled to have its name shown.

                                  SCHEDULE "4"
                                  ------------

                                OPTIONS TO RENEW
                                ----------------

1. Provided that the Tenant shall not be in default under any of the covenants or conditions of this Lease, the Landlord hereby grants to the Tenant two rights of renewal, exercisable by the Tenant giving written notice to the Landlord not less than three (3) months prior to the expiration of the Initial Term with respect to the first Renewal Option and not less than three (3) months prior to the expiration of the first Renewal Term with respect to the second Renewal Option, to renew the Term of this Lease for two (2) further periods of one (1) year each (in this Lease called the "Renewal Terms").

2.   There  shall be no further right of renewal beyond the second Renewal Term.

3. The renewal leases shall contain the same covenants, conditions and agreements as are contained in this Lease, except:

     (a)  the  right  of  renewal  already  exercised  shall  be  omitted;

     (b) any section or clause of this Lease which requires revision to state correctly the manner in which it is .to be applied during the Renewal Terms shall be so revised; and

     (c) Rent for the Renewal Terms shall be determined as provided in paragraph 4 hereof.

4.   The Rent payable with respect to the Renewal Terms shall be the greater of:

     (a) the Rent payable during the final year of this Lease with respect to the first Renewal Term or the Rent payable during the final year of the first Renewal Term with respect to the second Renewal Term; or

     (b) the Fair Market Rent (as defined in Article 1.01, Section (s) of the Lease) for the Leased Premises as at the commencement date of each of the Renewal Terms.

5. The parties shall make bona fide efforts to agree as to the Fair Market Rent with respect to the Leased Premises as at the commencement date of each of the Renewal Terms. If, however, the parties have not agreed as to the amount of rent by the sixtieth (60th) day prior to the commencement of each of the Renewal Terms, then such rent shall be determined either:

     (a) by an arbitrator mutually agreed upon by the parties who shall be a person currently active in the Province of British Columbia as an Accredited Real Estate appraiser having not less than five years experience as an appraiser; or

     (b) if the parties are unable to agree as to an arbitrator pursuant to clause (a) of this paragraph, then such rental shall be determined by a single arbitrator In accordance with the provisions of the Commercial Arbitration Act S.B.C. 1986, C.3 and amendments thereto or legislation in substitution therefore.

                                  SCHEDULE "5"
                                  ------------

                                    DEMISING
                                    --------

The Tenant is allowed to demise the Leased Premises into two units and separate Leases for each will be drawn up at the Tenant's request. The Landlord will survey the demised premises, at it's cost, and allot the area to each unit accordingly.

                                  SCHEDULE "6"
                                  ------------

                             LEASEHOLD IMPROVEMENTS
                             ----------------------

The Tenant shall be responsible for providing their own Leasehold improvements, beyond the improvements noted on the plan attached to the Offer to Lease, including designer fees, architectural inspection fees, demolition and construction costs and signage, all in keeping with the Landlord's Tenant
Guidelines  and  to  the  prior  approval  of  the  Landlord.

                                  SCHEDULE "7"
                                  ------------

                                 LANDLORD'S WORK
                                 ---------------

The Landlord shall improve the premises in accordance with the plan attached to the offer to Lease and the Tenant shall contribute a total of $7,400.00 towards these costs upon occupancy of the premises. The work will include paint to the walls, sanding and painting all doors and new cabinets in the kitchen,

                                  SCHEDULE "8"
                                  ------------

                          ADDITIONAL ELECTRICAL CHARGES
                          -----------------------------

Should the Tenant require it, the Landlord can make available Emergency Power to the Leased Premises at a one time charge of $300.00 per amp. The Landlord shall not be liable for any indirect or consequential damage resulting from any failure of the building's emergency generator however caused but shall at times maintain It In good operating condition. The entire accrued amount (including the one time charge) paid for the Emergency Power will not exceed $300.00 per amp.

                                  SCHEDULE "9"
                                  ------------

                                EARLY TERMINATION
                                -----------------

Should, after the initial twelve (12) months of the term, MetroNet's service to NetNation deteriorate to an unacceptable level the Tenant may terminate this Lease with one (1) months' written notice and payment of the unamortized amount of the initial Tenant improvements as paid far by the Landlord in the amount of $29,000.00 Canadian Funds, amortized from May 1, 1999 to April 30, 2000 using the "Straight-Line" method.

                                  SCHEDULE "10"
                                  -------------

                          EXISTING .LEASE ON SUITE 2040
                          -----------------------------

The Tenant shall have the option to cancel the Lease dated October 1, 1998 between the parties hereto on Suite 2040, at any time during the Term of this Lease giving one (1 ) months' written notice.

                                  SCHEDULE "11"
                                  -------------

                             RIGHT OF FIRST REFUSAL
                             ----------------------

The Landlord shall grant to the Tenant one Right of First Refusal offer on Suite 1440 on the 14th floor of the building during the term hereof at the same rate of this lease. Upon written notification from the Landlord of the available space, the Tenant shall have ten (10) calendar days to exercise such right, failing which, the Landlord shall be free to lease such space to third parties.

                                   SCHEDULE 12
                                   -----------

                                                                  Harbour Centre

April  19,  1999


NetNation  Communications
P.O.  Box  12129
555  West  Hastings  St.
Vancouver,  B.C.
V6B  4N6

Attention:  Mr.  David  Talmor
------------------------------

Dear  Mr.  Talmor:

Re:  Offer  to  Lease  Suite  #1410,  555  West  Hastings  St.
--------------------------------------------------------------

We are pleased to provide, for your approval and acceptance, this Offer to Lease to accommodate NetNation Communications in Harbour Centre Complex.

A  summary  of  the  basic  terms  is  as  follows:

Term: The Term of the Lease shall be three (3) years commencing May 1, 1999 and terminating April 30, 2002.

Leased  Premises:             Suite  1410,  ("as  is") according to the attached
                              layout.

Rentable  Area:               6,684  square feet of Rentable Area as outlined in
                              red  on  the  attached  plan  (Schedule  "A").

Permitted  Use:               The  Tenant  shall  be allowed to demise the space
                              into two units and separate leases for each unit will be drawn up at the Tenant's request. The
                              Landlord will survey the demised premises and allot the area to each unit at the Landlord's cost. The Tenant shall use the Premises for the purpose of a general business office.

Basic  Rent:                  The  annual  rent  shall be payable in twelve (12)
                              equal monthly installments in advance on the first day of each month during the said Term on the following rental structure:

                              Years 1-3 : $16.00 net per square foot per annum, plus GST.

D.T.                          The  premises  shall be ready for occupancy on May
                              8th  and  the  rent  shall  abate until that date.

Operating  Costs & Taxes:     In addition to the Basic Rent herein provided, the
                              Tenant  agrees  to  pay to the Landlord, in twelve
                              (12) equal monthly installments, on the first day of each month during the Term Additional Rent as defined in the Lease, which is presently estimated by the Landlord to be $13.14 per square foot plus
                              GST, per annum. Additional Rent includes the following:

                             (a) Tenant's proportionate share of taxes as defined in the Lease; and

                             (b) Tenant's proportionate share of operating expenses as defined in the Lease.

Leasehold  Improvements:      Regarding improvements beyond the attached layout,
                              the Tenant shall be responsible for providing their own Leasehold improvements, including designer fees, architectural inspection fees, demolition and construction costs and signage, all in keeping with the Landlord's Tenant Guidelines and to the prior approval of the Landlord.

Landlord's  Work:             The  Landlord  shall  improve  the  premises  in
                              accordance to the attached plan and the Tenant shall contribute a total of $7,400,00 towards these costs upon occupancy of the premises. The work will include paint to the walls, sanding and painting all the doors and new cabinets in the kitchen. - D.T.

Deposit:                     The  Tenant  shall deliver within twenty four (24)
                              hours of acceptance of this Offer, a cheque in the amount of $10,731.08 payable to the Landlord, which shall be added to the current deposit on account for you existing premises for a total deposit of $16,230.98 on account for the last months' Basic Rent and Additional Rent under the Lease if this Offer to Lease is accepted. If this Offer to Lease is not accepted, the Deposit in the amount of $10,731.08 will be returned immediately to the Tenant. In the event this Offer to Lease, is accepted, and subject to the acceptance of the "Lease Form" by the Tenant, but the Tenant thereafter fails to comply with any of the provisions contained herein , the Landlord may, at its option, terminate this Agreement, in which event the entire Deposit shall be absolutely forfeited to the Landlord as liquidated damages.

Additional  Electrical        The Landlord can make available Emergency Power to
                              Charges: the leased premises at a one time charge of $500.00 per single phase amp plus $10.00 per month per single phase amp, The Landlord shall not be liable for any indirect or consequential damage resulting from any failure of the building's emergency generator however Caused but shall at times maintain it in good operating condition. The entire accrued amount (including the one time charge) paid for the Emergency Power will not exceed $300.00 per amp.

Early Termination (also see
"Tenant's  Conditions"
below): Should, after the initial twelve (12) months of the term, MetroNet's service to NetNational deteriorate to an unacceptable level the Tenant may terminate the Lease with one (1) months notice. The Tenant may vacate the Leased Premises with one (1) months notice after the initial twelve (12) months of the term with a payment, of the unamortized amount of the initial Tenant improvements as paid for by the Landlord in the amount of $29,000.00 Canadian Funds. The amortization period is from May 1, 1999 to April 30, 2002 by the "straight-line" method.

Lease  Form:                  The  Lease  shall  be  in  the  same format as the
                              existing lease for Suite 2040 and amended only to incorporate the terms and conditions of this offer.

Present  Lease:               The  Tenant  shall  have  the option to cancel the
                              present lease at suite 2040 at any time during the term of this agreement giving one (1) month notice.

Option  to  Renew:            The Landlord shall grant the Tenant two Options to
                              Renew the Term of the Lease far a further period of one (1) year each on the terms and conditions as in this offer set out in Schedule "4" to the form of lease in Schedule B. - D.T.

Right  of First Refusal:      The  Landlord  shall grant to the Tenant one Right
                              of First Refusal offer on suite 1440 that becomes available on the 14th floor of the building during the term hereof at the same, rate of this lease.
                              Upon written notification from the Landlord of the available space, the Tenant shall have ten (10) calendar days to exercise such right, tailing which, the Landlord shall be free to lease such space to third parties.

Tenant  Conditions:           This  offer  is subject to the Landlord confirming
                              to the Tenant that the air conditioning system contemplated by the Tenant : by the Tenant can be accommodated in the suite, with the ability to use
                              10 gallons of water per minute. Once the municipality will restrict it, the tenant will have the right to terminate the lease with one (1) month notice in advance. - D.T.

Binding  Contract:            This  Offer,  if  accepted,  shall  constitute  a
                              binding agreement to enter into the Lease upon the terms and conditions as herein contained and as contained and expanded upon in the Lease and the Schedules and riders thereto, if any.

Survival  of  Offer:          The  provisions  of  this  Offer  to  Lease  shall
                              survive the execution and delivery of the Lease, provided that such provisions shall be deemed to be, and survive as covenants and conditions, and provided further that in the I event of any discrepancy as between the terms and conditions of this Offer and those contained in the Lease, the provisions contained in the offer shall prevail.

The foregoing, once approved by the Landlord, shall become a binding Offer to Lease between the parties. This Offer is open for acceptance until 5:00 p.m. Tuesday, April 20, 1999, subject to prior letting.

Yours  truly,

HARBOUR CENTRE COMPLEX LIMITED


    /s/
-----------------------------------------
Jon  Hall
General  Manager

JH/sj

ACCEPTED ON THIS 20th DAY OF APRIL, 1999.

TENANT:   NETNATION COMMUNICATIONS


-----------------------------------------

    /s/
-----------------------------------------


APPROVED ON THIS 22nd DAY OF APRIL, 1999.

LANDLORD: HARBOUR CENTRE COMPLEX LIMITED

    /s/
-----------------------------------------

                               [MAP - FLOOR PLAN]

                                                                  Harbour Centre


December  16,  1999

NetNation Communications (Canada) Inc.
P.O.  Box  12129
555  West  Hastings  Street
Vancouver,  B.C.
V6B  4N6

Attention: Mr. Ashely James Sinclair
------------------------------------

Dear  Mr.  Sinclair:

Re: Amendment to Lease - Expansion Area
---------------------------------------

Once executed, this letter will serve to amend the Lease dated August 11, 1999 between Harbour Centre Complex Limited as Landlord and NetNation Communications (Canada) Inc. as Tenant, effective January 1, 2000.

Schedule  2  shall  be  amended  to  include  an  "Expansion  Area"  as follows:

Schedule  2,  #1  -     The Commencement Date with respect to the Expansion Area
                        shall  be  January  1,  2000.

Schedule  2,  #2  -     The  Rentable Area of the Expansion Area is 3,992 Square
                        Feet (370.86 square meters) as outlined in red on Schedule "A" attached hereto.

Schedule  2,  #3  -     The  term  with respect to the Expansion Area is Two (2)
                        years and Four (4) months from and including the Commencement Date and ending on the 30th day of
                         April,  2002.

Schedule  2, #4 & #5 -  Rent  with  respect  to  the  Expansion Area shall be:

                        $ 63,872.00  per annum
                        $  5,322.67  per month
                        $     16.00  per square foot

Schedule  2,  #6  -     Additional Rent with respect to the Expansion Area shall
                        be:

                        The amount of additional rent payable by the Tenant at the Commencement Date is Fifty Three Thousand Seven Hundred and Seventy Two Dollars and Twenty Four Cents ($53,772.24) per annum.

The Tenant has paid a deposit In the amount of $19,387.82 to be credited to the rent for the last two months' of the Term of this Expansion Area.

The  following  schedules  will  be  added:

Schedule  "12"  Leasehold  Improvements  for  the  Expansion  Area:

Regarding improvements beyond the layout attached to the offer to lease dated October 20, 1999, the Tenant shall be responsible for the cost of providing their own Leasehold Improvements, including, building permits, designer fees, architectural inspection fees, demolition and construction costs and signage, all In keeping with the Landlord's Tenant Guidelines.

Schedule  "13"  Landlord's  Work  with  respect  to  the  Expansion  Area  only.

The Landlord shall Improve the Leased Premises in accordance with the plan attached to the offer to lease dated October 20, 1999 including:

-    remove  50%  of  wall  on  gridline  6  between  grids  A  &  B;
-    remove  wall  approximately  on  gridline  C  between  gridline  6  &  7;
-    remove  and  make  good  the  door  at  gridline  D7;
- re-carpet the expansion area to building standard with the exception of the new room found on gridlines 6 & 7 and B & E colour to be chosen by Tenant;
- remove the wall on grid line 6 between gridlines B & D location to be determined by the Tenant;
-    re-paint  the  expansion  area  colour  to  be  chosen  by  the  Tenant

Schedule  "14"  Power:

The Tenant shall pay the costs of utilities consumed within the Leased Premises, which consumption shall be separately metered. The Tenant shall, at its own cost and expense, install a separate meter in the Leased Premises. The unit cost of power shall not be greater than the average cost of power to all tenants not metered separately.

Schedule  "15"  Chilled  Water  Loop:

The Landlord has installed a "chilled water loop" system within the complex. The Landlord acknowledges that the Tenant may require this service and will make it available to the Tenant at the then prevailing rate at the Tenant's option.

Schedule  "16"  Early  Termination  with  respect  to  the  Expansion Area only:

The Tenant may vacate the Leased Premises with one (1) month written notice after the initial twelve (12) months of the term upon payment of the unamortized amount of the initial Tenant Improvements as paid for by the Landlord.

All other terms and conditions of the Lease dated August 11, 1999 shall be in full force and effect and govern this Expansion Area.

We trust you find this in order and ask that you indicate your acceptance of the above by signing all three (3) copies of this letter in the space provided below and return same to this office for final execution by the Landlord by no later than Thursday, December 23, 1999. Upon completion, we will return one copy for your files.

Yours  truly, '

HARBOUR CENTRE COMPLEX LIMITED


               /s/
-----------------------------------------
Jon  Hall
General  Manager

JH/kb

AGREED AND ACCEPTED THIS 23rd DAY OF DECEMBER, 1999



PER:          /s/
-----------------------------------------
     NETNATION  COMMUNICATIONS  (CANADA)  INC.



AGREED AND ACCEPTED THIS 30th DAY OF DECEMBER, 1999




PER:         /s/
-----------------------------------------
     HARBOUR CENTRE COMPLEX LIMITED